 Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period July 1, 2013 through July 31, 2013

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	September 13, 2013
Ian T. Blackley	Date
Senior Vice President, Chief Financial Officer and Treasurer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future.

In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013 it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of cumulative potential deemed dividends, (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150,000 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000,000 of foreign earnings, in taxable income. The potential deemed repatriation amount of $1,194,150,000, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388,000 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

The Internal Revenue Service has filed proofs of claim in the Overseas Shipholding Group, Inc. bankruptcy case (Case 12-20000-PJW) in the aggregate liquidated amount of $463,013,177.63 that the Company believes are in respect of the tax effects of the cumulative potential deemed dividends, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8).

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The Company has also restated the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015,000 and retained earnings by $1,499,000 and understated net loss by $1,499,000 and accumulated other comprehensive loss by $17,516,000 as of and for the year ended December 31, 2011. The appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

The adjustments made as a result of and the potential related cash impact of the restatements are discussed in Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements included in Item 8, “Financial Statement and Supplementary Data,” of the Company’s Annual Report on Form 10-K for 2012 (“Annual Report”), which was filed with the Securities and Exchange Commission on August 26, 2013, and the cumulative impact of the restatement for taxes at the beginning of fiscal year 2008 is presented in Item 6, “Selected Financial Data,” of the Annual Report. For additional discussion of the inquiry and the restatement adjustments, see Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Company Inquiry and Restatement,” and Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements in such Annual Report. For a description of the material weaknesses identified by management in internal control over financial reporting with respect to income taxes and fair market valuation of interest rate swaps and management’s remediation actions to address the material weaknesses, see Item 9A—“Controls and Procedures,” in such Annual Report.

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix B. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events. Included within liabilities subject to compromise as of July 31, 2013 are the estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to July 31, 2013.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values of the Company’s assets as of July 31, 2013 reflect impairment charges taken on fifteen of the Company’s vessels in conjunction with held-for-use impairment testing performed by the Company during the preparation of its consolidated financial statements for the period ended December 31, 2012 under U.S. GAAP. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period July 1, 2013 through July 31, 2013

(in thousands of dollars)

Beginning Cash Balance	586,784

Cash Receipts:
Vessel Related Receipts	80,950
Other Receipts[1]	7,146
Total Receipts	88,096

Cash Disbursements:
Vessel Related Disbursements[2]	61,257
General and Administrative:
Compensation & Benefits	6,582
Other General & Administrative	3,158
Taxes	20
Restructuring Costs and Adequate Protection Payments	8,411
U.S. Trustee Fees	728
Other Disbursements	314
Total Disbursements	80,470

Ending Cash Balance	594,410

1 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2 Includes expenses paid on behalf of joint ventures.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period July 1, 2013 through July 31, 2013

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$739,535
2	OSG International, Inc.	12-20001	1,235,833
3	OSG Bulk Ships, Inc.	12-20002	501,874
4	1372 Tanker Corporation	12-20003	277,099
5	Africa Tanker Corporation	12-20004	67,845
6	Alcesmar Limited	12-20005	165,601
7	Alcmar Limited	12-20006	151,192
8	Alpha Suezmax Corporation	12-20007	12,191
9	Alpha Tanker Corporation	12-20008	111
10	Amalia Product Corporation	12-20009	191,793
11	Ambermar Product Carrier Corporation	12-20010	295,277
12	Ambermar Tanker Corporation	12-20011	362
13	Andromar Limited	12-20012	193,779
14	Antigmar Limited	12-20013	144,396
15	Aqua Tanker Corporation	12-20014	1,511
16	Aquarius Tanker Corporation	12-20015	7,734
17	Ariadmar Limited	12-20016	140,086
18	Aspro Tanker Corporation	12-20017	434
19	Atalmar Limited	12-20018	1,067,514
20	Athens Product Tanker Corporation	12-20019	394,102
21	Atlas Chartering Corporation	12-20020	9,545
22	Aurora Shipping Corporation	12-20021	412,014
23	Avila Tanker Corporation	12-20022	400
24	Batangas Tanker Corporation	12-20023	10,119,359
25	Beta Aframax Corporation	12-20024	33,044

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period July 1, 2013 through July 31, 2013

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	8,492
27	Cabo Hellas Limited	12-20026	208,032
28	Cabo Sounion Limited	12-20027	411,887
29	Caribbean Tanker Corporation	12-20028	1,288,707
30	Carina Tanker Corporation	12-20029	59,220
31	Carl Product Corporation	12-20030	177,780
32	Concept Tanker Corporation	12-20031	408,515
33	Crown Tanker Corporation	12-20032	83
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	736,220
36	DHT Ania Aframax Corp.	12-20035	386
37	DHT Ann VLCC Corp.	12-20036	8,558
38	DHT Cathy Aframax Corp.	12-20037	4,613
39	DHT Chris VLCC Corp.	12-20038	7,142
40	DHT Rebecca Aframax Corp.	12-20039	586
41	DHT Regal Unity VLCC Corp.	12-20040	4,133
42	DHT Sophie Aframax Corp.	12-20041	3,193
43	Dignity Chartering Corporation	12-20042	14,417
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	208,793
46	Epsilon Aframax Corporation	12-20045	716,141
47	First Chemical Carrier Corporation	12-20046	461,703
48	First LPG Tanker Corporation	12-20047	1,847
49	First Union Tanker Corporation	12-20048	308,741
50	Fourth Aframax Tanker Corporation	12-20049	439,679

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period July 1, 2013 through July 31, 2013

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	1,314,034
52	Goldmar Limited	12-20051	208,140
53	GPC Aframax Corporation	12-20052	403,253
54	Grace Chartering Corporation	12-20053	2,495
55	International Seaways, Inc.	12-20054	2,884,635
56	Jademar Limited	12-20055	186,942
57	Joyce Car Carrier Corporation	12-20056	9,062
58	Juneau Tanker Corporation	12-20057	2,379
59	Kimolos Tanker Corporation	12-20058	817,566
60	Kythnos Chartering Corporation	12-20059	603,201
61	Leo Tanker Corporation	12-20060	17,402
62	Leyte Product Tanker Corporation	12-20061	203,802
63	Limar Charter Corporation	12-20062	9,274
64	Luxmar Product Tanker Corporation	12-20063	825,385
65	Luxmar Tanker LLC	12-20064	12,469
66	Majestic Tankers Corporation	12-20065	475,845
67	Maple Tanker Corporation	12-20066	1,398,130
68	Maremar Product Tanker Corporation	12-20067	16
69	Maremar Tanker LLC	12-20068	257,125
70	Marilyn Vessel Corporation	12-20069	124
71	Maritrans General Partner Inc.	12-20070	69
72	Maritrans Operating Company L.P.	12-20071	7,000
73	Milos Product Tanker Corporation	12-20072	510,947
74	Mindanao Tanker Corporation	12-20073	12,153
75	Mykonos Tanker LLC	12-20074	1,013,154

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period July 1, 2013 through July 31, 2013

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	-
77	Oak Tanker Corporation	12-20076	1,562,754
78	Ocean Bulk Ships, Inc.	12-20077	2
79	Oceania Tanker Corporation	12-20078	88,046
80	OSG 192 LLC	12-20079	48,773
81	OSG 209 LLC	12-20080	51,197
82	OSG 214 LLC	12-20081	133,724
83	OSG 215 Corporation	12-20082	32
84	OSG 242 LLC	12-20083	94,306
85	OSG 243 LLC	12-20084	61,313
86	OSG 244 LLC	12-20085	37,321
87	OSG 252 LLC	12-20086	49,521
88	OSG 254 LLC	12-20087	97,615
89	OSG 300 LLC	12-20088	11
90	OSG 400 LLC	12-20089	3,816
91	OSG America L.P.	12-20090	10
92	OSG America LLC	12-20091	60
93	OSG America Operating Company LLC	12-20092	333,263
94	OSG Car Carriers, Inc.	12-20093	1,799
95	OSG Clean Products International, Inc.	12-20094	13
96	OSG Columbia LLC	12-20095	202,973
97	OSG Constitution LLC	12-20096	738
98	OSG Courageous LLC	12-20097	205,598
99	OSG Delaware Bay Lightering LLC	12-20098	2,300,089
100	OSG Discovery LLC	12-20099	336

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period July 1, 2013 through July 31, 2013

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	59
102	OSG Endurance LLC	12-20101	176,862
103	OSG Enterprise LLC	12-20102	226,077
104	OSG Financial Corp.	12-20103	2,647
105	OSG Freedom LLC	12-20104	667
106	OSG Honour LLC	12-20105	193,238
107	OSG Independence LLC	12-20106	243,019
108	OSG Intrepid LLC	12-20107	196,669
109	OSG Liberty LLC	12-20108	2,647
110	OSG Lightering LLC	12-20109	5,020,054
111	OSG Lightering Acquisition Corporation	12-20110	522
112	OSG Lightering Solutions LLC	12-20111	896
113	OSG Mariner LLC	12-20112	59
114	OSG Maritrans Parent LLC	12-20113	29,329
115	OSG Navigator LLC	12-20114	182,433
116	OSG New York, Inc.	12-20115	445,359
117	OSG Product Tankers AVTC, LLC	12-20116	13
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	1
120	OSG Product Tankers I, LLC	12-20119	1
121	OSG Product Tankers, LLC	12-20120	2
122	OSG Quest LLC	12-20121	38
123	OSG Seafarer LLC	12-20122	179
124	OSG Ship Management, Inc.	12-20123	5,343,449
125	OSG Valour LLC	12-20124	292

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period July 1, 2013 through July 31, 2013

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	1
127	Overseas Anacortes LLC	12-20126	1,321,258
128	Overseas Boston LLC	12-20127	1,302,500
129	Overseas Diligence LLC	12-20128	104
130	Overseas Galena Bay LLC	12-20129	693
131	Overseas Houston LLC	12-20130	1,122,925
132	Overseas Integrity LLC	12-20131	279
133	Overseas Long Beach LLC	12-20132	1,157,542
134	Overseas Los Angeles LLC	12-20133	1,095,217
135	Overseas Martinez LLC	12-20134	1,392,507
136	Overseas New Orleans LLC	12-20135	578
137	Overseas New York LLC	12-20136	1,160,343
138	Overseas Nikiski LLC	12-20137	1,296,984
139	Overseas Perseverance Corporation	12-20138	99
140	Overseas Philadelphia LLC	12-20139	237
141	Overseas Puget Sound LLC	12-20140	2,240
142	Overseas Sea Swift Corporation	12-20141	2
143	Overseas Shipping (GR) Ltd.	12-20142	151,723
144	Overseas ST Holding LLC	12-20143	1,122,374
145	Overseas Tampa LLC	12-20144	1,271,376
146	Overseas Texas City LLC	12-20145	1,275,625
147	Pearlmar Limited	12-20146	205,730
148	Petromar Limited	12-20147	307,127
149	Pisces Tanker Corporation	12-20148	27,520
150	Polaris Tanker Corporation	12-20149	11,985

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period July 1, 2013 through July 31, 2013

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	13,589
152	Reymar Limited	12-20151	215,921
153	Rich Tanker Corporation	12-20152	1,163,808
154	Rimar Chartering Corporation	12-20153	15,737
155	Rosalyn Tanker Corporation	12-20154	202,918
156	Rosemar Limited	12-20155	254,521
157	Rubymar Limited	12-20156	14,555
158	Sakura Transport Corp.	12-20157	192,736
159	Samar Product Tanker Corporation	12-20158	154,647
160	Santorini Tanker LLC	12-20159	1,490,007
161	Serifos Tanker Corporation	12-20160	935,742
162	Seventh Aframax Tanker Corporation	12-20161	209,079
163	Shirley Tanker SRL	12-20162	222,434
164	Sifnos Tanker Corporation	12-20163	984,716
165	Silvermar Limited	12-20164	195,575
166	Sixth Aframax Tanker Corporation	12-20165	189,716
167	Skopelos Product Tanker Corporation	12-20166	732,465
168	Star Chartering Corporation	12-20167	463,887
169	Suezmax International Agencies, Inc.	12-20168	448,436
170	Talara Chartering Corporation	12-20169	82,054
171	Third United Shipping Corporation	12-20170	13,721
172	Tokyo Transport Corp.	12-20171	253,389
173	Transbulk Carriers, Inc.	12-20172	66
174	Troy Chartering Corporation	12-20173	17,835
175	Troy Product Corporation	12-20174	15,285

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period July 1, 2013 through July 31, 2013

176	Urban Tanker Corporation	12-20175	412,573
177	Vega Tanker Corporation	12-20176	961
178	View Tanker Corporation	12-20177	409,486
179	Vivian Tankships Corporation	12-20178	4,647
180	Vulpecula Chartering Corporation	12-20179	9,415
181	Wind Aframax Tanker Corporation	12-20180	8

		Total Disbursements	$73,700,822

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period July 1, 2013 through July 31, 2013

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$429,058	$20,382	$449,440	$3,440,901	$126,345	$3,567,246
Bowman Gilfillan, Inc.	40,399	17,446	57,846	40,399	17,446	57,845
Burke & Parsons			-	83,430	3,240	86,670
Chilmark Partners, LLC	160,000	10,004	170,004	280,000	58,915	338,915
Cleary Gottlieb Steen & Hamilton LLP	1,128,928	57,065	1,185,993	10,269,893	351,349	10,621,242
Deloitte Tax LLP			-	263,467	84	263,551
Eversheds LLP			-	-	-	-
FTI Consulting, Inc.			-	1,776,432	3,745	1,780,177
Houlihan Lokey Capital, Inc.			-	635,833	17,170	653,003
Kurtzman Carson Consultants LLC			-	-	-	-
Mercer (US) Inc.			-	112,633	33,322	145,955
Morris, Nichols, Arsht & Tunnell LLP	70,000	3,434	73,434	412,170	23,255	435,425
Mullin Hoard & Brown LLP	80,176	6,237	86,413	305,317	26,746	332,063
Pepper Hamilton LLP	9,924	296	10,220	112,762	7,592	120,354
Pricewaterhouse Coopers LLP			-	711,726	4,133	715,859
						-
Total Professional Fees and Expenses	$1,918,484	$114,864	$2,033,349	$18,444,963	$673,342	$19,118,305

1 Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period July 1, 2013 through July 31, 2013

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor

1 Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash
Disbursements Journal

For the Period July 1, 2013 through July 31, 2013

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing
None

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening
Serifos Tanker Corporation	JPMorgan Chase	XXXXX0222	7/24/2013
Sifnos Tanker Corporation	JPMorgan Chase	XXXXX0230	7/24/2013

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods July 1, 2013 through July 31, 2013, and

November 14, 2012 through July 31, 2013

(in thousands of dollars)

	July 1, 2013 through July 31, 2013	November 14, 2012 through July 31, 2013

Shipping Revenues:

Pool revenues	$18,112	$149,496
Time and bareboat charter revenues	31,428	250,919
Voyage charter revenues	28,368	290,196
	77,908	690,611
Operating Expenses:
Voyage expenses	13,764	142,693
Vessel expenses	22,336	190,752
Charter hire expenses	15,193	171,171
Depreciation and amortization	14,405	126,753
General and administrative	8,552	66,644
(Gain)/loss on disposal of vessels, including impairments	-	279,840
Total Operating Expenses	74,250	977,853
Income/(Loss) from Vessel Operations	3,658	(287,242)
Equity in Income/(Loss) of Affiliated Companies	2,838	30,694
Operating Income/(Loss)	6,496	(256,548)
Other Income/(expense)	38	557
Income/(loss) before Interest Expense and Income Taxes	6,534	(255,991)
Interest Expense	-	(184)
Income/(loss) before Reorganization Items and Income Taxes	6,534	(256,175)
Reorganization Items, net	5,175	266,941
Income/(loss) before Income Taxes	1,358	(523,116)
Income Tax (Benefit)/Provision	7	(1,573)
Net Income/(Loss)	$1,352	$(521,542)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods July 1, 2013 through July 31, 2013, and

November 14, 2012 through July 31, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013, it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

3.	Reorganization Items consists of the following:

	July 1, 2013	November 14, 2012
	through	through
	July 31, 2013	July 31, 2013
Professional fees, including Trustee Fees of $228 and $2,452	$5,186	$47,060
Expenses incurred on rejected executory contracts	$(11)	$219,881
	$5,175	$266,941

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations (continued)

For the Periods July 1, 2013 through July 31, 2013, and

November 14, 2012 through July 31, 2013

(in thousands of dollars)

The books and records include estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to July 31, 2013. These amounts are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, continued reconciliation or other events.

4.	The Company has not calculated and recorded an income tax provision or benefit for federal income taxes for the period between January 1, 2013 and July 31, 2013. Accordingly, the condensed consolidated statements of operations included herein do not reflect a 2013 federal income tax provision. The income tax provision or benefit amounts currently reflected in the condensed consolidated statements of operations relate to amounts incurred for foreign and local and state income taxes.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and July 31, 2013

(in thousands of dollars)

	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$594,410
Voyage receivables	171,753	145,813
Other receivables	59,295	28,703
Inventory	14,150	15,037
Prepaid expenses and other current assets	46,636	40,041
Total Current Assets	769,807	824,004
Vessels and other property, less accumulated depreciation	3,135,823	2,775,567
Deferred drydock expenditures, net	73,898	59,417
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,834,984
Investments in Affiliated Companies	247,964	300,367
Intangible Assets, less accumulated amortization	72,655	68,951
Goodwill	9,589	9,589
Other Assets	20,579	20,251
Total Assets	$4,330,315	$4,058,146

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,170	$459,647
Total Current Liabilities	93,170	459,647

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	758,736	406,594
Liabilities Subject to Compromise	2,627,703	2,825,466
Total Noncurrent Liabilities	3,391,896	3,232,060

Total Liabilities	3,485,066	3,691,707
Equity:
Total Equity	845,249	366,439
Total Liabilities and Equity	$4,330,315	$4,058,146

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and July 31, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

The Company has also restated the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015 and retained earnings by $1,499 and understated net loss by $1,499 and accumulated other comprehensive loss by $17,516 as of and for the year ended December 31, 2011. The appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and July 31, 2013

(in thousands of dollars)

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect a complete analysis regarding potential claims under the Bankruptcy Code, however, the balance sheet as of July 31, 2013 does include the Debtors’ estimates of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors for which performance had also ceased by the end of the reporting period.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and July 31, 2013

(in thousands of dollars)

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	July 31, 2013
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$1,849
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,488,579
Accrued interest and fees on unsecured revolver and senior notes	10,878	10,878
Secured debt and accrued interest	582,139	570,997
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	36,979
Accrued liabilities relating to rejected executory contracts	0	211,838

	$2,627,703	$2,825,466

The reduction in Pension and other postretirement benefit plan liabilities in the above table is principally attributable to an increase in the discount rate subsequent to November 13, 2012 that was used to calculate the benefit obligation under the Debtors’ domestic defined benefit pension plan.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of July 31, 2013

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.              I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.              All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.              To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: September 13, 2013	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

July 31, 2013

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$10,300,116	$2,212,531	$(358,157)	$(388,943)	$396,728	$12,162,275
85%	18%	-3%	-3%	3%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

July 31, 2013

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	> 180	Total
Trade Receivables:
Trade - Invoiced [2]	$13,284,817	$3,773,408	$3,536,989	$1,539,506	$3,955,713	$4,305,946	$30,396,379
Trade - Accrued and Unbilled[3]							$19,464,937
Trade - Pools[4]							$98,240,054
Allowance for Doubtful Receivables							$(2,288,848)
Accounts Receivable	$13,284,817	$3,773,408	$3,536,989	$1,539,506	$3,955,713	$4,305,946	$145,812,521
Percentage of Trade-Invoiced [5]	44%	12%	12%	5%	13%	14%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period July 1, 2013 through July 31, 2013

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3	X2

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

2 See Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal For the Period July 1, 2013 through July 31, 2013.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

July 1, 2013 through July 31, 2013

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of July 31, 20131

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of July 31, 2013
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	$-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6761	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6753	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	158,157,121.23
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	4,594,473.31
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(1,572,587.28)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	17,921,108.11
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	255,848.01
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	631,458.24
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	81,696,220.46
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	8,406,184.60
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	10,827,852.99
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(52,590.51)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	36,099.98
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	2,006,059.64
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	66,140.26
Overseas Shipholding Group, Inc.	13-2637623	DnB NOR Bank ASA	USD	XXXX6002	1,565.55
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,046,822.04
Overseas Shipholding Group, Inc.	13-2637623	Morgan Stanley	USD	XXX-XXXXX1-852	-
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	90,006,215.09
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	95,719,783.39
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	2,680,601.10
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	60,005,050.75
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000.00
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Serifos Tanker Corporation	98-0513004	JPMorgan Chase	USD	XXXXX0222	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	9.48
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	4,254.02
Sifnos Tanker Corporation	98-0513006	JPMorgan Chase	USD	XXXXX0230	-
				TOTAL	$555,457,691.76

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

July 1, 2013 through July 31, 2013

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets
(continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2012 have been reflected in the financial statements presented herein.

Monthly Operating Report

July 1, 2013 through July 31, 2013

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$2	$-	$(19)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	2	-	(19)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	(3)	(64)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	1,255	4,888	110	3,809
(Gain)/loss on disposal of vessels, including impairments	-	-	-	0
Total Operating Expenses	1,255	4,888	108	3,745
Income/(loss) from Vessel Operations	(1,255)	(4,886)	(108)	(3,764)
Equity in Income/(loss) of Affiliated Companies	-	215	406	5,307
Operating Income/(loss)	(1,255)	(4,671)	298	1,543
Other Income/(expense)	530	4,380	(1,441)	(12,626)
Income/(loss) before Interest Expense and Income Taxes	(725)	(290)	(1,143)	(11,084)
Interest Expense	-	0	-	0
Income/(loss) before Reorganization Items and Income Taxes	(725)	(290)	(1,143)	(11,084)
Reorganization Items, net	5,132	49,564	-	-
Income/(loss) before Income Taxes	(5,856)	(49,854)	(1,143)	(11,084)
Income Tax (Benefit)/Provision	-	(2,288)	6	95
Net Loss	$(5,856)	$(47,566)	$(1,149)	$(11,179)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 37 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$43	$3,287
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,642	1,642
	-	-	1,684	4,928
Operating Expenses:
Voyage expenses	-	-	1,287	1,600
Vessel expenses	94	64	272	2,277
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	260	2,188
General and administrative	3	81	-	0
(Gain)/loss on disposal of vessels, including impairments	-	(4)	-	-
Total Operating Expenses	97	140	1,818	6,065
Income/(loss) from Vessel Operations	(97)	(140)	(134)	(1,137)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(97)	(140)	(134)	(1,137)
Other Income/(expense)	(210)	(1,724)	(1)	(5)
Income/(loss) before Interest Expense and Income Taxes	(306)	(1,864)	(135)	(1,142)
Interest Expense	-	0	-	(10)
Income/(loss) before Reorganization Items and Income Taxes	(306)	(1,864)	(135)	(1,152)
Reorganization Items, net	-	-	-	26
Income/(loss) before Income Taxes	(306)	(1,864)	(135)	(1,178)
Income Tax (Benefit)/Provision	1	539	-	-
Net Loss	$(307)	$(2,403)	$(135)	$(1,178)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Africa Tanker Corporation		Alcesmar Limited
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$471	$3,633
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	-	471	3,637
Operating Expenses:
Voyage expenses	-	-	-	7
Vessel expenses	6	49	202	1,564
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	111	1,087
General and administrative	-	87	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,737
Total Operating Expenses	6	136	312	21,395
Income/(loss) from Vessel Operations	(6)	(136)	158	(17,758)
Equity in Income/(loss) of Affiliated Companies	2,433	21,809	-	-
Operating Income/(loss)	2,427	21,673	158	(17,758)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,427	21,673	158	(17,758)
Interest Expense	-	-	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	2,427	21,673	158	(17,764)
Reorganization Items, net	-	-	-	26
Income/(loss) before Income Taxes	2,427	21,673	158	(17,790)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$2,427	$21,673	$158	$(17,790)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Alcmar Limited		Alpha Suezmax Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$469	$3,784	$-	$(130)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	4	3	-	14
	472	3,786	-	1,159
Operating Expenses:
Voyage expenses	1	(28)	-	183
Vessel expenses	179	1,566	9	351
Charter hire expenses	-	-	-	1,580
Depreciation and amortization	94	942	-	133
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,356	-	-
Total Operating Expenses	274	20,835	9	2,246
Income/(loss) from Vessel Operations	198	(17,048)	(9)	(1,087)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	198	(17,048)	(9)	(1,087)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	198	(17,048)	(9)	(1,087)
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	198	(17,054)	(9)	(1,087)
Reorganization Items, net	-	26	(11)	14,507
Income/(loss) before Income Taxes	198	(17,080)	2	(15,593)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$198	$(17,080)	$2	$(15,593)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Alpha Tanker Corporation		Amalia Product Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$(0)	$576	$4,792
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	9
	-	(0)	576	4,801
Operating Expenses:
Voyage expenses	-	-	1	9
Vessel expenses	-	-	190	1,610
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	244	2,304
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	436	3,922
Income/(loss) from Vessel Operations	-	(0)	140	879
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(0)	140	879
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(0)	140	879
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(0)	140	879
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(0)	140	879
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(0)	$140	$879

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,406	7,892	-	-
	1,406	7,892	-	-
Operating Expenses:
Voyage expenses	635	3,759	-	-
Vessel expenses	242	1,747	(1)	1
Charter hire expenses	-	-	-	-
Depreciation and amortization	78	822	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	15,735	-	-
Total Operating Expenses	956	22,064	(1)	1
Income/(loss) from Vessel Operations	451	(14,172)	1	(1)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	451	(14,172)	1	(1)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	451	(14,172)	1	(1)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	451	(14,172)	1	(1)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	451	(14,172)	1	(1)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$451	$(14,172)	$1	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Andromar Limited		Antigmar Limited
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$469	$3,798	$469	$3,788
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	2	(92)	-	51
	471	3,707	469	3,840
Operating Expenses:
Voyage expenses	2	2	-	73
Vessel expenses	170	1,503	129	1,412
Charter hire expenses	-	-	-	-
Depreciation and amortization	101	995	87	874
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,207	-	18,905
Total Operating Expenses	273	21,707	216	21,264
Income/(loss) from Vessel Operations	197	(18,001)	253	(17,425)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	197	(18,001)	253	(17,425)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	197	(18,001)	253	(17,425)
Interest Expense	-	(5)	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	197	(18,006)	253	(17,430)
Reorganization Items, net	-	26	-	26
Income/(loss) before Income Taxes	197	(18,032)	253	(17,456)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$197	$(18,032)	$253	$(17,456)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Aqua Tanker Corporation		Aquarius Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$(2)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	35	4,565
	-	(2)	35	4,565
Operating Expenses:
Voyage expenses	-	-	1	2,682
Vessel expenses	-	-	-	15
Charter hire expenses	-	-	6	1,924
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	7	4,621
Income/(loss) from Vessel Operations	-	(2)	28	(56)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(2)	28	(56)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(2)	28	(56)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(2)	28	(56)
Reorganization Items, net	-	-	-	1,838
Income/(loss) before Income Taxes	-	(2)	28	(1,894)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(2)	$28	$(1,894)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Ariadmar Limited		Aspro Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$469	$3,608	$-	$0
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	469	3,608	-	0
Operating Expenses:
Voyage expenses	0	(2)	-	-
Vessel expenses	155	1,561	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	103	1,026	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,082	-	-
Total Operating Expenses	258	21,667	-	-
Income/(loss) from Vessel Operations	211	(18,060)	-	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	211	(18,060)	-	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	211	(18,060)	-	0
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	211	(18,065)	-	0
Reorganization Items, net	-	26	-	-
Income/(loss) before Income Taxes	211	(18,091)	-	0
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$211	$(18,091)	$-	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Atalmar Limited		Athens Product Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,173	9,608	826	9,556
	1,173	9,608	826	9,556
Operating Expenses:
Voyage expenses	760	5,407	199	4,037
Vessel expenses	182	1,402	137	1,331
Charter hire expenses	-	-	-	-
Depreciation and amortization	98	975	136	1,142
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	18,960	-	-
Total Operating Expenses	1,039	26,745	472	6,511
Income/(loss) from Vessel Operations	134	(17,137)	354	3,045
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	134	(17,137)	354	3,045
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	134	(17,137)	354	3,045
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	134	(17,137)	354	3,045
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	134	(17,137)	354	3,045
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$134	$(17,137)	$354	$3,045

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$675	$3,279
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	15	3,933	(3)	-
	15	3,933	672	3,279
Operating Expenses:
Voyage expenses	0	2,050	(3)	118
Vessel expenses	-	16	369	3,640
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	243	2,004
General and administrative	-	-	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	0	4,048	609	5,762
Income/(loss) from Vessel Operations	15	(116)	64	(2,483)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	15	(116)	64	(2,483)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	15	(116)	64	(2,483)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	15	(116)	64	(2,483)
Reorganization Items, net	-	2,422	-	-
Income/(loss) before Income Taxes	15	(2,538)	64	(2,483)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$15	$(2,538)	$64	$(2,483)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Avila Tanker Corporation		Batangas Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$0	$159	$159
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	0	159	159
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	62	61
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	112	112
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	174	173
Income/(loss) from Vessel Operations	-	0	(15)	(14)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(15)	(14)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	0	(15)	(14)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(15)	(14)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	0	(15)	(14)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$0	$(15)	$(14)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$(0)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	-	1,708	-	22
Operating Expenses:
Voyage expenses	-	-	(0)	(56)
Vessel expenses	(5)	546	(15)	74
Charter hire expenses	-	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(20)
Total Operating Expenses	(5)	2,285	(15)	(2)
Income/(loss) from Vessel Operations	5	(578)	15	24
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	5	(578)	15	24
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	5	(578)	15	24
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	5	(578)	15	24
Reorganization Items, net	-	25,346	-	-
Income/(loss) before Income Taxes	5	(25,924)	15	24
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$5	$(25,924)	$15	$24

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Cabo Hellas Limited		Cabo Sounion Limited
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	377	3,160	85	2,963
Voyage charter revenues	-	8	-	11
	377	3,168	85	2,975
Operating Expenses:
Voyage expenses	11	88	3	80
Vessel expenses	175	1,577	298	1,757
Charter hire expenses	-	-	-	-
Depreciation and amortization	196	1,648	197	1,660
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	381	3,312	498	3,496
Income/(loss) from Vessel Operations	(5)	(144)	(413)	(521)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(5)	(144)	(413)	(521)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(5)	(144)	(413)	(521)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(5)	(144)	(413)	(521)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(5)	(144)	(413)	(521)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(5)	$(144)	$(413)	$(521)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Caribbean Tanker Corporation		Carina Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$(0)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	643	7,163	(16)	4,868
	643	7,163	(16)	4,868
Operating Expenses:
Voyage expenses	310	3,627	(2)	2,079
Vessel expenses	254	3,286	(1)	14
Charter hire expenses	-	-	-	2,146
Depreciation and amortization	50	793	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,385	-	-
Total Operating Expenses	614	25,090	(4)	4,239
Income/(loss) from Vessel Operations	28	(17,927)	(13)	628
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	28	(17,927)	(13)	628
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	28	(17,927)	(13)	628
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	28	(17,927)	(13)	628
Reorganization Items, net	-	-	-	3,197
Income/(loss) before Income Taxes	28	(17,927)	(13)	(2,569)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$28	$(17,927)	$(13)	$(2,569)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Carl Product Corporation		Concept Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$(3)	$494	$3,698
Time and bareboat charter revenues	388	3,250	-	-
Voyage charter revenues	-	3	-	(4)
	388	3,249	494	3,694
Operating Expenses:
Voyage expenses	15	(309)	-	-
Vessel expenses	178	1,422	4	37
Charter hire expenses	-	-	403	2,908
Depreciation and amortization	246	2,323	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	439	3,436	407	2,945
Income/(loss) from Vessel Operations	(51)	(186)	87	749
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(51)	(186)	87	749
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(51)	(186)	87	749
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(51)	(186)	87	749
Reorganization Items, net	-	-	-	2,978
Income/(loss) before Income Taxes	(51)	(186)	87	(2,229)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(51)	$(186)	$87	$(2,229)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Crown Tanker Corporation		Delphina Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$5	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	5	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	5	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	5	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	5	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	5	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	5	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$5	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Delta Aframax Corporation		DHT Ania Aframax Corp.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$(60)	$-	$0
Time and bareboat charter revenues	421	3,526	-	-
Voyage charter revenues	-	-	-	-
	421	3,465	-	0
Operating Expenses:
Voyage expenses	3	33	-	-
Vessel expenses	225	2,099	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	204	1,707	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	431	3,840	-	-
Income/(loss) from Vessel Operations	(10)	(374)	-	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(10)	(374)	-	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(10)	(374)	-	0
Interest Expense	-	(19)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(10)	(394)	-	0
Reorganization Items, net	3	125	-	-
Income/(loss) before Income Taxes	(13)	(518)	-	0
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(13)	$(518)	$-	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$514	$-	$244
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	514	-	244
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	-	11
Charter hire expenses	-	1,412	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	1,516	-	999
Income/(loss) from Vessel Operations	-	(1,002)	-	(755)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(1,002)	-	(755)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(1,002)	-	(755)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(1,002)	-	(755)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(1,002)	-	(755)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(1,002)	$-	$(755)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$(12)	$-	$0
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(12)	-	0
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(5)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(5)	-	-
Income/(loss) from Vessel Operations	-	(7)	-	0
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(7)	-	0
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(7)	-	0
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(7)	-	0
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(7)	-	0
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(7)	$-	$0

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$(67)	$-	$(66)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	(67)	-	(66)
Operating Expenses:
Voyage expenses	-	-	-	(3)
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(3)
Income/(loss) from Vessel Operations	-	(67)	-	(63)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(67)	-	(63)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(67)	-	(63)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(67)	-	(63)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(67)	-	(63)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(67)	$-	$(63)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Dignity Chartering Corporation		Edindun Shipping Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$345	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	-	331	-	-
Operating Expenses:
Voyage expenses	-	(9)	-	-
Vessel expenses	(2)	399	-	-
Charter hire expenses	-	1,052	-	-
Depreciation and amortization	-	68	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(2)	1,509	-	-
Income/(loss) from Vessel Operations	2	(1,178)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2	(1,178)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2	(1,178)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2	(1,178)	-	-
Reorganization Items, net	-	28,747	-	-
Income/(loss) before Income Taxes	2	(29,925)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$2	$(29,925)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$295	$2,307	$247	$2,194
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	295	2,307	247	2,194
Operating Expenses:
Voyage expenses	-	(0)	-	166
Vessel expenses	238	1,974	212	1,854
Charter hire expenses	-	-	-	-
Depreciation and amortization	139	1,171	202	1,690
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	376	3,145	414	3,710
Income/(loss) from Vessel Operations	(82)	(838)	(167)	(1,516)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(82)	(838)	(167)	(1,516)
Other Income/(expense)	-	-	(1)	(1)
Income/(loss) before Interest Expense and Income Taxes	(82)	(838)	(168)	(1,517)
Interest Expense	-	-	-	(14)
Income/(loss) before Reorganization Items and Income Taxes	(82)	(838)	(168)	(1,531)
Reorganization Items, net	-	-	3	125
Income/(loss) before Income Taxes	(82)	(838)	(171)	(1,655)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(82)	$(838)	$(171)	$(1,655)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	First Chemical Carrier Corporation		First LPG Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	372	3,015	-	-
Voyage charter revenues	-	-	-	-
	372	3,015	-	-
Operating Expenses:
Voyage expenses	5	38	-	-
Vessel expenses	5	38	-	-
Charter hire expenses	372	1,974	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	381	2,049	-	-
Income/(loss) from Vessel Operations	(9)	966	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(9)	966	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(9)	966	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(9)	966	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(9)	966	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(9)	$966	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$402	$3,154	$-	$1
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	1	1,111	9,111
	402	3,155	1,111	9,112
Operating Expenses:
Voyage expenses	53	254	621	5,152
Vessel expenses	371	2,820	231	1,969
Charter hire expenses	-	-	-	-
Depreciation and amortization	163	1,625	64	999
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,903	-	15,717
Total Operating Expenses	587	21,602	916	23,838
Income/(loss) from Vessel Operations	(185)	(18,447)	195	(14,726)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(185)	(18,447)	195	(14,726)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(185)	(18,447)	195	(14,726)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(185)	(18,447)	195	(14,726)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(185)	(18,447)	195	(14,726)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(185)	$(18,447)	$195	$(14,726)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Front President Inc.		Goldmar Limited
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$719	$4,518	$586	$4,460
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	3
	719	4,518	586	4,463
Operating Expenses:
Voyage expenses	-	332	0	7
Vessel expenses	286	2,273	209	1,902
Charter hire expenses	-	-	-	-
Depreciation and amortization	368	3,072	210	1,765
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	654	5,677	419	3,674
Income/(loss) from Vessel Operations	65	(1,160)	166	790
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	65	(1,160)	166	790
Other Income/(expense)	(0)	(10)	-	-
Income/(loss) before Interest Expense and Income Taxes	65	(1,170)	166	790
Interest Expense	-	(27)	-	-
Income/(loss) before Reorganization Items and Income Taxes	65	(1,196)	166	790
Reorganization Items, net	(4)	146	-	-
Income/(loss) before Income Taxes	69	(1,342)	166	790
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$69	$(1,342)	$166	$790

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	GPC Aframax Corporation		Grace Chartering Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$941	$-	$1,560
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	941	-	1,560
Operating Expenses:
Voyage expenses	-	24	-	-
Vessel expenses	16	1,143	-	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	7	64	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	23	3,018	-	1,621
Income/(loss) from Vessel Operations	(23)	(2,077)	-	(61)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(23)	(2,077)	-	(61)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(23)	(2,077)	-	(61)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(23)	(2,077)	-	(61)
Reorganization Items, net	-	17,404	-	859
Income/(loss) before Income Taxes	(23)	(19,481)	-	(921)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(23)	$(19,481)	$-	$(921)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	International Seaways, Inc.		Jademar Limited
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$2,183	$16,847	$596	$4,458
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	5	11
	2,183	16,847	601	4,469
Operating Expenses:
Voyage expenses	(0)	84	3	17
Vessel expenses	227	1,283	190	1,525
Charter hire expenses	2,542	19,776	-	-
Depreciation and amortization	-	-	214	1,808
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	1	-	-
Total Operating Expenses	2,769	21,144	407	3,349
Income/(loss) from Vessel Operations	(586)	(4,297)	194	1,120
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(586)	(4,297)	194	1,120
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(586)	(4,297)	194	1,120
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(586)	(4,297)	194	1,120
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(586)	(4,297)	194	1,120
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(586)	$(4,297)	$194	$1,120

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	(61)	-	-
Voyage charter revenues	-	-	-	-
	-	(61)	-	-
Operating Expenses:
Voyage expenses	-	11	-	-
Vessel expenses	(9)	(4)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(110)	-	-
Total Operating Expenses	(9)	(104)	-	-
Income/(loss) from Vessel Operations	9	42	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	9	42	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	9	42	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	9	42	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	9	42	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$9	$42	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,157	8,484	1,235	7,747
	1,157	8,484	1,235	7,747
Operating Expenses:
Voyage expenses	592	4,693	616	4,093
Vessel expenses	181	1,433	189	1,517
Charter hire expenses	194	2,347	-	-
Depreciation and amortization	32	273	118	987
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	999	8,746	923	6,597
Income/(loss) from Vessel Operations	158	(262)	312	1,150
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	158	(262)	312	1,150
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	158	(262)	312	1,150
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	158	(262)	312	1,150
Reorganization Items, net	-	10,467	-	-
Income/(loss) before Income Taxes	158	(10,729)	312	1,150
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$158	$(10,729)	$312	$1,150

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$573	$1,968
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	5	4,765	-	3,428
	5	4,765	573	5,396
Operating Expenses:
Voyage expenses	(4)	2,816	6	1,301
Vessel expenses	0	18	233	1,491
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	185	1,552
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(4)	5,047	424	4,344
Income/(loss) from Vessel Operations	8	(281)	149	1,051
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	8	(281)	149	1,051
Other Income/(expense)	-	-	(0)	(1)
Income/(loss) before Interest Expense and Income Taxes	8	(281)	148	1,050
Interest Expense	-	-	-	(5)
Income/(loss) before Reorganization Items and Income Taxes	8	(281)	148	1,045
Reorganization Items, net	-	1,873	48	74
Income/(loss) before Income Taxes	8	(2,155)	101	971
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$8	$(2,155)	$101	$971

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Limar Charter Corporation		Luxmar Product Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	4	1,774	910	8,431
	4	1,774	910	8,431
Operating Expenses:
Voyage expenses	1	848	365	4,746
Vessel expenses	48	407	362	1,886
Charter hire expenses	-	765	-	-
Depreciation and amortization	-	437	95	1,041
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	16,941
Total Operating Expenses	49	2,458	822	24,614
Income/(loss) from Vessel Operations	(44)	(684)	88	(16,184)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(44)	(684)	88	(16,184)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(44)	(684)	88	(16,184)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(44)	(684)	88	(16,184)
Reorganization Items, net	-	7,293	-	-
Income/(loss) before Income Taxes	(44)	(7,977)	88	(16,184)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(44)	$(7,977)	$88	$(16,184)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Luxmar Tanker LLC		Majestic Tankers Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$335	$3,506
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	335	3,506
Operating Expenses:
Voyage expenses	1	6	8	387
Vessel expenses	9	24	564	3,655
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	179	1,806
General and administrative	-	0	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20,232
Total Operating Expenses	9	30	751	26,080
Income/(loss) from Vessel Operations	(9)	(30)	(416)	(22,573)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(9)	(30)	(416)	(22,573)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(9)	(30)	(416)	(22,573)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(9)	(30)	(416)	(22,573)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(9)	(30)	(416)	(22,573)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(9)	$(30)	$(416)	$(22,573)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Oak Tanker Corporation		Maremar Product Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$836	$5,485	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	836	5,488	-	-
Operating Expenses:
Voyage expenses	-	120	-	-
Vessel expenses	280	1,976	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	3,808	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	735	5,904	-	(3)
Income/(loss) from Vessel Operations	101	(416)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	101	(416)	-	3
Other Income/(expense)	0	(17)	-	-
Income/(loss) before Interest Expense and Income Taxes	101	(432)	-	3
Interest Expense	-	(34)	-	-
Income/(loss) before Reorganization Items and Income Taxes	101	(466)	-	3
Reorganization Items, net	3	125	-	-
Income/(loss) before Income Taxes	98	(590)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$98	$(590)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Maremar Tanker LLC		Marilyn Vessel Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	91	91	-	-
Voyage charter revenues	124	5,822	-	-
	216	5,913	-	-
Operating Expenses:
Voyage expenses	47	3,622	-	-
Vessel expenses	58	1,821	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	45	885	-	-
General and administrative	-	5	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,057	-	-
Total Operating Expenses	150	22,390	-	-
Income/(loss) from Vessel Operations	66	(16,477)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	66	(16,477)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	66	(16,477)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	66	(16,477)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	66	(16,477)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$66	$(16,477)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,412	8,405	-	-
	1,412	8,405	-	-
Operating Expenses:
Voyage expenses	482	3,731	-	-
Vessel expenses	176	1,425	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	140	1,172	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	798	6,328	-	-
Income/(loss) from Vessel Operations	614	2,077	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	614	2,077	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	614	2,077	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	614	2,077	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	614	2,077	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$614	$2,077	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Mykonos Tanker LLC		Nedimar Charter Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	855	12,948	28	862
	855	12,948	28	862
Operating Expenses:
Voyage expenses	524	5,513	(2)	432
Vessel expenses	286	2,614	(2)	472
Charter hire expenses	-	-	-	613
Depreciation and amortization	173	1,438	-	172
General and administrative	16	137	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19	-	-
Total Operating Expenses	999	9,721	(4)	1,690
Income/(loss) from Vessel Operations	(144)	3,227	32	(828)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(144)	3,227	32	(828)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(144)	3,227	32	(828)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(144)	3,227	32	(828)
Reorganization Items, net	-	-	-	3,476
Income/(loss) before Income Taxes	(144)	3,227	32	(4,304)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(144)	$3,227	$32	$(4,304)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$791	$5,253	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	791	5,253	-	-
Operating Expenses:
Voyage expenses	-	181	-	-
Vessel expenses	239	2,018	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	3,806	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	693	6,004	-	-
Income/(loss) from Vessel Operations	98	(752)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	98	(752)	-	-
Other Income/(expense)	(0)	(8)	-	-
Income/(loss) before Interest Expense and Income Taxes	97	(759)	-	-
Interest Expense	-	(33)	-	-
Income/(loss) before Reorganization Items and Income Taxes	97	(792)	-	-
Reorganization Items, net	3	125	-	-
Income/(loss) before Income Taxes	94	(916)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$94	$(916)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Oceania Tanker Corporation		OSG 192 LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$715	$-	$-
Time and bareboat charter revenues	-	-	806	5,828
Voyage charter revenues	-	-	1	24
	-	715	807	5,852
Operating Expenses:
Voyage expenses	-	309	12	79
Vessel expenses	125	1,890	43	433
Charter hire expenses	-	-	-	-
Depreciation and amortization	155	1,531	176	2,079
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31,352	-	-
Total Operating Expenses	280	35,082	231	2,591
Income/(loss) from Vessel Operations	(280)	(34,367)	576	3,261
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(280)	(34,367)	576	3,261
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(280)	(34,367)	576	3,261
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(280)	(34,367)	576	3,261
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(280)	(34,367)	576	3,261
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(280)	$(34,367)	$576	$3,261

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG 209 LLC		OSG 214 LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	798	6,618	762	6,273
Voyage charter revenues	8	116	56	505
	807	6,734	817	6,778
Operating Expenses:
Voyage expenses	13	181	99	632
Vessel expenses	41	343	58	445
Charter hire expenses	-	-	-	-
Depreciation and amortization	187	1,579	233	1,970
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	242	2,104	390	3,047
Income/(loss) from Vessel Operations	565	4,630	428	3,731
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	565	4,630	428	3,731
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	565	4,630	428	3,731
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	565	4,630	428	3,731
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	565	4,630	428	3,731
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$565	$4,630	$428	$3,731

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG 215 Corporation		OSG 242 LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,395	10,835
Voyage charter revenues	-	-	-	925
	-	-	1,395	11,760
Operating Expenses:
Voyage expenses	-	-	24	486
Vessel expenses	-	-	66	347
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	215	1,809
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	304	2,641
Income/(loss) from Vessel Operations	-	-	1,091	9,118
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,091	9,118
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,091	9,118
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,091	9,118
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	1,091	9,118
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$1,091	$9,118

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG 243 LLC		OSG 244 LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,395	5,792	868	7,252
Voyage charter revenues	24	4,343	7	137
	1,419	10,136	875	7,389
Operating Expenses:
Voyage expenses	18	794	14	100
Vessel expenses	28	375	55	366
Charter hire expenses	-	-	-	-
Depreciation and amortization	247	2,007	230	1,942
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	292	3,176	299	2,408
Income/(loss) from Vessel Operations	1,127	6,960	576	4,981
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,127	6,960	576	4,981
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,127	6,960	576	4,981
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,127	6,960	576	4,981
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,127	6,960	576	4,981
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$1,127	$6,960	$576	$4,981

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG 252 LLC		OSG 254 LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,054	6,105	-	-
Voyage charter revenues	34	4,441	1,054	7,875
	1,088	10,546	1,054	7,875
Operating Expenses:
Voyage expenses	14	1,317	15	125
Vessel expenses	44	324	45	462
Charter hire expenses	-	-	-	-
Depreciation and amortization	239	2,021	270	2,340
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	298	3,662	329	2,927
Income/(loss) from Vessel Operations	790	6,884	725	4,948
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	790	6,884	725	4,948
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	790	6,884	725	4,948
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	790	6,884	725	4,948
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	790	6,884	725	4,948
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$790	$6,884	$725	$4,948

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG 300 LLC		OSG 400 LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	(1)
Income/(loss) from Vessel Operations	-	-	-	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	1
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG America L.P.		OSG America LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	1
Net Loss	$-	$-	$-	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	3,284	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	383	3,283	-	-
Income/(loss) from Vessel Operations	(383)	(3,283)	-	-
Equity in Income/(loss) of Affiliated Companies	-	3,364	-	-
Operating Income/(loss)	(383)	81	-	-
Other Income/(expense)	29	99	-	-
Income/(loss) before Interest Expense and Income Taxes	(354)	180	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(354)	180	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(354)	180	-	-
Income Tax (Benefit)/Provision	-	1	-	-
Net Loss	$(354)	$180	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Clean Products International, Inc.		OSG Columbia LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	228	1,933
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	75	632
General and administrative	-	-	7	59
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	310	2,623
Income/(loss) from Vessel Operations	-	-	(310)	(2,623)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(310)	(2,623)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(310)	(2,623)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(310)	(2,623)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(310)	(2,623)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$(310)	$(2,623)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Constitution LLC		OSG Courageous LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	3	232	1,987
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	78	654
General and administrative	-	-	7	59
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	317	2,700
Income/(loss) from Vessel Operations	-	(3)	(317)	(2,700)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	(317)	(2,700)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	(317)	(2,700)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	(317)	(2,700)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	(317)	(2,700)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(3)	$(317)	$(2,700)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	5,159	39,634	-	-
	5,159	39,634	-	-
Operating Expenses:
Voyage expenses	951	7,218	-	-
Vessel expenses	1,036	9,419	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,142	9,458	-	-
General and administrative	24	185	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(814)
Total Operating Expenses	3,154	26,280	-	(814)
Income/(loss) from Vessel Operations	2,006	13,354	-	814
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	2,006	13,354	-	814
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,006	13,354	-	814
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	2,006	13,354	-	814
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	2,006	13,354	-	814
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$2,006	$13,354	$-	$814

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Endeavor LLC		OSG Endurance LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	215	1,793
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	86	716
General and administrative	-	-	7	56
(Gain)/loss on disposal of vessels, including impairments	-	31	-	-
Total Operating Expenses	-	31	308	2,565
Income/(loss) from Vessel Operations	-	(31)	(308)	(2,565)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(31)	(308)	(2,565)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(31)	(308)	(2,565)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(31)	(308)	(2,565)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(31)	(308)	(2,565)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(31)	$(308)	$(2,565)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Enterprise LLC		OSG Financial Corp.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	280	2,036	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	110	937	-	-
General and administrative	7	56	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	397	3,030	-	-
Income/(loss) from Vessel Operations	(397)	(3,030)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(397)	(3,030)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(397)	(3,030)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(397)	(3,030)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(397)	(3,030)	-	(174)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(397)	$(3,030)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Freedom LLC		OSG Honour LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	0	30	223	1,951
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	60	511
General and administrative	-	-	7	58
(Gain)/loss on disposal of vessels, including impairments	-	709	-	-
Total Operating Expenses	0	1,029	290	2,520
Income/(loss) from Vessel Operations	(0)	(1,029)	(290)	(2,520)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(1,029)	(290)	(2,520)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(1,029)	(290)	(2,520)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(1,029)	(290)	(2,520)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(0)	(1,029)	(290)	(2,520)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(0)	$(1,029)	$(290)	$(2,520)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Independence LLC		OSG Intrepid LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	210	1,861	228	2,065
Charter hire expenses	-	-	-	-
Depreciation and amortization	72	574	79	805
General and administrative	7	57	7	61
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	289	2,500	314	2,932
Income/(loss) from Vessel Operations	(289)	(2,500)	(314)	(2,932)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(289)	(2,500)	(314)	(2,932)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(289)	(2,500)	(314)	(2,932)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(289)	(2,500)	(314)	(2,932)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(289)	(2,500)	(314)	(2,932)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(289)	$(2,500)	$(314)	$(2,932)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Liberty LLC		OSG Lightering LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	5,150	56,821
	-	-	5,150	56,821
Operating Expenses:
Voyage expenses	-	-	3,112	36,603
Vessel expenses	-	0	6	135
Charter hire expenses	-	-	1,450	19,766
Depreciation and amortization	-	-	136	1,166
General and administrative	-	-	216	1,983
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	0	4,920	59,654
Income/(loss) from Vessel Operations	-	(0)	230	(2,834)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(0)	230	(2,834)
Other Income/(expense)	-	-	1	6
Income/(loss) before Interest Expense and Income Taxes	-	(0)	231	(2,827)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(0)	231	(2,827)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(0)	231	(2,827)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(0)	$231	$(2,827)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Mariner LLC		OSG Maritrans Parent LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	50
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31	-	-
Total Operating Expenses	-	31	6	50
Income/(loss) from Vessel Operations	-	(31)	(6)	(50)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(31)	(6)	(50)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(31)	(6)	(50)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(31)	(6)	(50)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(31)	(6)	(50)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(31)	$(6)	$(50)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Navigator LLC		OSG New York, Inc.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$654	$4,635
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,024
	-	-	654	8,660
Operating Expenses:
Voyage expenses	-	-	-	2,128
Vessel expenses	237	1,915	4	50
Charter hire expenses	-	-	694	7,471
Depreciation and amortization	71	607	-	-
General and administrative	7	59	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	315	2,580	699	9,649
Income/(loss) from Vessel Operations	(315)	(2,580)	(45)	(989)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(315)	(2,580)	(45)	(989)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(315)	(2,580)	(45)	(989)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(315)	(2,580)	(45)	(989)
Reorganization Items, net	-	-	-	1,126
Income/(loss) before Income Taxes	(315)	(2,580)	(45)	(2,115)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(315)	$(2,580)	$(45)	$(2,115)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Product Tankers, LLC		OSG Quest LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20
Total Operating Expenses	-	-	-	20
Income/(loss) from Vessel Operations	-	-	-	(20)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(20)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(20)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(20)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(20)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$(20)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Seafarer LLC		OSG Ship Management, Inc.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	181	2,252
General and administrative	-	-	4,264	34,169
(Gain)/loss on disposal of vessels, including impairments	-	-	-	1,638
Total Operating Expenses	-	(0)	4,444	38,060
Income/(loss) from Vessel Operations	-	0	(4,444)	(38,060)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(4,444)	(38,060)
Other Income/(expense)	-	-	0	3
Income/(loss) before Interest Expense and Income Taxes	-	0	(4,444)	(38,057)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(4,444)	(38,057)
Reorganization Items, net	-	-	(2)	185
Income/(loss) before Income Taxes	-	0	(4,442)	(38,241)
Income Tax (Benefit)/Provision	-	-	-	2
Net Loss	$-	$0	$(4,442)	$(38,243)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	OSG Valour LLC		Overseas Allegiance Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Overseas Anacortes LLC		Overseas Boston LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,978	15,542	1,651	13,845
Voyage charter revenues	3	15	-	32
	1,981	15,557	1,651	13,877
Operating Expenses:
Voyage expenses	28	210	22	211
Vessel expenses	534	4,609	565	4,740
Charter hire expenses	785	6,664	773	6,552
Depreciation and amortization	8	71	33	275
General and administrative	17	142	17	144
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,372	11,695	1,410	11,922
Income/(loss) from Vessel Operations	609	3,862	241	1,955
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	609	3,862	241	1,955
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	609	3,862	241	1,955
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	609	3,862	241	1,955
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	609	3,862	241	1,955
Income Tax (Benefit)/Provision	-	22	-	7
Net Loss	$609	$3,840	$241	$1,948

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Overseas Diligence LLC		Overseas Galena Bay LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	2	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Overseas Houston LLC		Overseas Integrity LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	12,155	-	-
Voyage charter revenues	-	-	-	-
	1,449	12,155	-	-
Operating Expenses:
Voyage expenses	6	51	-	-
Vessel expenses	550	4,653	-	(3)
Charter hire expenses	735	6,227	-	-
Depreciation and amortization	62	530	-	-
General and administrative	17	143	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,370	11,604	-	(3)
Income/(loss) from Vessel Operations	80	551	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	80	551	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	80	551	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	80	551	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	80	551	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$80	$551	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,454	12,103	1,442	12,082
Voyage charter revenues	-	-	-	7
	1,454	12,103	1,442	12,089
Operating Expenses:
Voyage expenses	12	101	12	108
Vessel expenses	571	4,730	551	4,724
Charter hire expenses	736	6,235	739	6,264
Depreciation and amortization	45	374	40	346
General and administrative	16	140	17	142
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,381	11,581	1,359	11,584
Income/(loss) from Vessel Operations	73	522	83	506
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	73	522	83	506
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	73	522	83	506
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	73	522	83	506
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	73	522	83	506
Income Tax (Benefit)/Provision	-	1	-	1
Net Loss	$73	$522	$83	$505

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Overseas Martinez LLC		Overseas New Orleans LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,790	13,399	-	-
Voyage charter revenues	-	31	-	-
	1,790	13,430	-	-
Operating Expenses:
Voyage expenses	25	212	-	-
Vessel expenses	614	5,186	-	5
Charter hire expenses	784	6,583	-	-
Depreciation and amortization	41	186	-	-
General and administrative	17	144	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,482	12,311	-	5
Income/(loss) from Vessel Operations	308	1,120	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	308	1,120	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	308	1,120	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	308	1,120	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	308	1,120	-	(5)
Income Tax (Benefit)/Provision	-	7	-	-
Net Loss	$308	$1,113	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Overseas New York LLC		Overseas Nikiski LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	11,185	1,651	13,845
Voyage charter revenues	-	-	-	44
	1,449	11,185	1,651	13,889
Operating Expenses:
Voyage expenses	6	47	22	230
Vessel expenses	568	4,753	550	4,816
Charter hire expenses	742	6,298	774	6,562
Depreciation and amortization	40	359	46	385
General and administrative	17	142	17	144
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,374	11,599	1,409	12,138
Income/(loss) from Vessel Operations	76	(414)	242	1,751
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	76	(414)	242	1,751
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	76	(414)	242	1,751
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	76	(414)	242	1,751
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	76	(414)	242	1,751
Income Tax (Benefit)/Provision	-	-	-	7
Net Loss	$76	$(414)	$242	$1,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	(1)	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	(0)	(0)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(1)	9	-	-
Income/(loss) from Vessel Operations	1	(9)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(9)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	(9)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	(9)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1	(9)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$1	$(9)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,450	36,692
Voyage charter revenues	-	-	0	47
	-	-	4,450	36,739
Operating Expenses:
Voyage expenses	-	-	40	290
Vessel expenses	-	3	1,287	9,761
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	909	7,645
General and administrative	-	-	35	289
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	2,270	17,985
Income/(loss) from Vessel Operations	-	(3)	2,180	18,754
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,180	18,754
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,180	18,754
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,180	18,754
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	2,180	18,754
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(3)	$2,180	$18,754

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Overseas Tampa LLC		Overseas Texas City LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,805	15,087	2,015	16,154
Voyage charter revenues	9	36	0	3
	1,814	15,123	2,015	16,157
Operating Expenses:
Voyage expenses	32	225	26	208
Vessel expenses	542	4,781	551	4,761
Charter hire expenses	811	6,810	747	6,268
Depreciation and amortization	2	19	18	132
General and administrative	17	142	17	143
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,404	11,976	1,359	11,512
Income/(loss) from Vessel Operations	410	3,147	656	4,644
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	410	3,147	656	4,644
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	410	3,147	656	4,644
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	410	3,147	656	4,644
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	410	3,147	656	4,644
Income Tax (Benefit)/Provision	-	13	-	-
Net Loss	$410	$3,135	$656	$4,644

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Pearlmar Limited		Petromar Limited
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$585	$4,669	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1	10	598	6,623
	587	4,679	598	6,623
Operating Expenses:
Voyage expenses	-	5	624	3,695
Vessel expenses	190	2,001	203	1,581
Charter hire expenses	-	-	-	-
Depreciation and amortization	219	1,838	78	803
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	14,775
Total Operating Expenses	408	3,844	904	20,855
Income/(loss) from Vessel Operations	179	835	(306)	(14,232)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	179	835	(306)	(14,232)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	179	835	(306)	(14,232)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	179	835	(306)	(14,232)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	179	835	(306)	(14,232)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$179	$835	$(306)	$(14,232)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Pisces Tanker Corporation		Polaris Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(8)	3,908	10	3,822
	(8)	3,908	10	3,822
Operating Expenses:
Voyage expenses	8	2,388	(0)	2,366
Vessel expenses	-	34	-	12
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	8	4,772	(0)	4,374
Income/(loss) from Vessel Operations	(16)	(863)	10	(552)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(16)	(863)	10	(552)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(16)	(863)	10	(552)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(16)	(863)	10	(552)
Reorganization Items, net	-	3,556	-	3,594
Income/(loss) before Income Taxes	(16)	(4,419)	10	(4,147)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(16)	$(4,419)	$10	$(4,147)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Queens Product Tanker Corporation		Reymar Limited
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$549	$4,005
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	9	3	12
	-	9	552	4,017
Operating Expenses:
Voyage expenses	-	2	2	11
Vessel expenses	(8)	78	193	2,526
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	197	1,659
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(8)	80	393	4,197
Income/(loss) from Vessel Operations	8	(71)	159	(180)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	8	(71)	159	(180)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	8	(71)	159	(180)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	8	(71)	159	(180)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	8	(71)	159	(180)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$8	$(71)	$159	$(180)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Rich Tanker Corporation		Rimar Chartering Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	793	7,003	(12)	828
	793	7,458	(12)	828
Operating Expenses:
Voyage expenses	547	3,998	-	500
Vessel expenses	5	53	(8)	351
Charter hire expenses	403	2,925	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	-	(0)
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	955	6,976	(8)	1,557
Income/(loss) from Vessel Operations	(162)	482	(5)	(729)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(162)	482	(5)	(729)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(162)	482	(5)	(729)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(162)	482	(5)	(729)
Reorganization Items, net	-	2,999	-	6,298
Income/(loss) before Income Taxes	(162)	(2,518)	(5)	(7,027)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(162)	$(2,518)	$(5)	$(7,027)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Rosalyn Tanker Corporation		Rosemar Limited
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$829	$3,474	$-	$-
Time and bareboat charter revenues	-	-	372	3,113
Voyage charter revenues	-	-	-	10
	829	3,474	372	3,124
Operating Expenses:
Voyage expenses	0	159	11	89
Vessel expenses	237	2,675	244	1,761
Charter hire expenses	-	-	-	-
Depreciation and amortization	262	2,014	216	1,804
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	499	4,848	470	3,654
Income/(loss) from Vessel Operations	330	(1,374)	(98)	(530)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	330	(1,374)	(98)	(530)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	330	(1,374)	(98)	(530)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	330	(1,374)	(98)	(530)
Reorganization Items, net	-	26	-	-
Income/(loss) before Income Taxes	330	(1,401)	(98)	(530)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$330	$(1,401)	$(98)	$(530)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Rubymar Limited		Sakura Transport Corp.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$527	$5,474
Time and bareboat charter revenues	248	2,320	-	-
Voyage charter revenues	-	-	-	-
	248	2,320	527	5,474
Operating Expenses:
Voyage expenses	-	(0)	-	190
Vessel expenses	(1)	(6)	343	2,145
Charter hire expenses	-	-	-	-
Depreciation and amortization	207	1,741	249	2,099
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	206	1,736	593	4,434
Income/(loss) from Vessel Operations	42	585	(66)	1,040
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	42	585	(66)	1,040
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	42	585	(66)	1,040
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	42	585	(66)	1,040
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	42	585	(66)	1,040
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$42	$585	$(66)	$1,040

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Samar Product Tanker Corporation		Santorini Tanker LLC
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	415	3,313	-	-
Voyage charter revenues	-	2	1,125	12,287
	415	3,315	1,125	12,287
Operating Expenses:
Voyage expenses	16	108	454	4,524
Vessel expenses	157	1,380	436	2,844
Charter hire expenses	-	-	-	-
Depreciation and amortization	185	1,549	171	1,434
General and administrative	-	-	16	130
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	358	3,036	1,078	8,932
Income/(loss) from Vessel Operations	58	279	47	3,355
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	58	279	47	3,355
Other Income/(expense)	(0)	(1)	-	-
Income/(loss) before Interest Expense and Income Taxes	57	277	47	3,355
Interest Expense	-	(5)	-	-
Income/(loss) before Reorganization Items and Income Taxes	57	272	47	3,355
Reorganization Items, net	-	26	-	-
Income/(loss) before Income Taxes	57	246	47	3,355
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$57	$246	$47	$3,355

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$509	$295	$2,346
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	870	3,462	-	-
	870	3,972	295	2,346
Operating Expenses:
Voyage expenses	442	1,900	(0)	(6)
Vessel expenses	108	1,011	201	1,943
Charter hire expenses	194	1,425	-	-
Depreciation and amortization	17	137	142	1,200
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	761	4,473	344	3,138
Income/(loss) from Vessel Operations	109	(501)	(49)	(792)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	109	(501)	(49)	(792)
Other Income/(expense)	1	(13)	-	-
Income/(loss) before Interest Expense and Income Taxes	110	(514)	(49)	(792)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	110	(514)	(49)	(792)
Reorganization Items, net	0	11,803	-	-
Income/(loss) before Income Taxes	110	(12,317)	(49)	(792)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$110	$(12,317)	$(49)	$(792)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Shirley Tanker SRL		Sifnos Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$295	$2,299	$107	$3,460
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	295	2,299	107	3,460
Operating Expenses:
Voyage expenses	-	(62)	-	15
Vessel expenses	489	2,736	268	1,608
Charter hire expenses	-	-	194	2,347
Depreciation and amortization	315	2,650	16	132
General and administrative	0	59	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	804	5,383	478	4,103
Income/(loss) from Vessel Operations	(509)	(3,084)	(371)	(643)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(509)	(3,084)	(371)	(643)
Other Income/(expense)	0	0	1	(13)
Income/(loss) before Interest Expense and Income Taxes	(509)	(3,084)	(370)	(656)
Interest Expense	-	(10)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(509)	(3,094)	(370)	(656)
Reorganization Items, net	-	26	-	10,192
Income/(loss) before Income Taxes	(509)	(3,121)	(370)	(10,847)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(509)	$(3,121)	$(370)	$(10,847)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Silvermar Limited		Sixth Aframax Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$564	$4,451	$295	$1,151
Time and bareboat charter revenues	-	-	-	1,886
Voyage charter revenues	1	9	-	-
	566	4,460	295	3,037
Operating Expenses:
Voyage expenses	-	8	-	25
Vessel expenses	212	1,496	277	2,194
Charter hire expenses	-	-	-	-
Depreciation and amortization	214	1,798	139	1,172
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	426	3,301	416	3,391
Income/(loss) from Vessel Operations	140	1,159	(122)	(354)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	140	1,159	(122)	(354)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	140	1,159	(122)	(354)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	140	1,159	(122)	(354)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	140	1,159	(122)	(354)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$140	$1,159	$(122)	$(354)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Skopelos Product Tanker Corporation		Star Chartering Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	457	3,505
Voyage charter revenues	913	8,432	-	-
	913	8,432	457	3,505
Operating Expenses:
Voyage expenses	611	5,228	-	-
Vessel expenses	137	1,477	2	19
Charter hire expenses	-	-	457	3,506
Depreciation and amortization	114	954	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	862	7,659	460	3,525
Income/(loss) from Vessel Operations	51	772	(2)	(20)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	51	772	(2)	(20)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	51	772	(2)	(20)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	51	772	(2)	(20)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	51	772	(2)	(20)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$51	$772	$(2)	$(20)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$211	$10,914	$-	$1,404
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	7
	211	10,914	-	1,412
Operating Expenses:
Voyage expenses	-	(282)	(2)	19
Vessel expenses	4	116	(53)	508
Charter hire expenses	420	13,922	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	114	620	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	538	14,375	(55)	2,290
Income/(loss) from Vessel Operations	(327)	(3,461)	55	(878)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(327)	(3,461)	55	(878)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(327)	(3,461)	55	(878)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(327)	(3,461)	55	(878)
Reorganization Items, net	-	-	-	23,462
Income/(loss) before Income Taxes	(327)	(3,461)	55	(24,340)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$(327)	$(3,461)	$55	$(24,340)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$925	$4,156
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(25)	-
	-	-	900	4,156
Operating Expenses:
Voyage expenses	-	-	2	191
Vessel expenses	-	-	320	2,443
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	268	2,258
General and administrative	-	-	-	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	590	4,891
Income/(loss) from Vessel Operations	-	-	310	(735)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	310	(735)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	310	(735)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	310	(735)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	310	(735)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$310	$(735)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Transbulk Carriers, Inc.		Troy Chartering Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$1,205
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	-	1,217
Operating Expenses:
Voyage expenses	-	-	0	10
Vessel expenses	-	-	(18)	464
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	(18)	2,184
Income/(loss) from Vessel Operations	-	-	18	(968)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	18	(968)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	18	(968)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	18	(968)
Reorganization Items, net	-	-	-	24,062
Income/(loss) before Income Taxes	-	-	18	(25,029)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$18	$(25,029)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Troy Product Corporation		Urban Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$491	$3,834
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	491	3,826
Operating Expenses:
Voyage expenses	-	-	-	(35)
Vessel expenses	-	-	4	30
Charter hire expenses	-	-	403	3,046
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	407	3,041
Income/(loss) from Vessel Operations	-	-	84	784
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	84	784
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	84	784
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	84	784
Reorganization Items, net	-	-	-	3,176
Income/(loss) before Income Taxes	-	-	84	(2,392)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$84	$(2,392)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Vega Tanker Corporation		View Tanker Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$(40)
Time and bareboat charter revenues	-	-	442	3,709
Voyage charter revenues	-	-	-	-
	-	-	442	3,669
Operating Expenses:
Voyage expenses	-	-	8	78
Vessel expenses	-	26	4	38
Charter hire expenses	-	-	318	2,547
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	26	331	2,663
Income/(loss) from Vessel Operations	-	(26)	111	1,006
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(26)	111	1,006
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(26)	111	1,006
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(26)	111	1,006
Reorganization Items, net	-	-	-	3,098
Income/(loss) before Income Taxes	-	(26)	111	(2,092)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$(26)	$111	$(2,092)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	20	3,838
	-	-	20	3,838
Operating Expenses:
Voyage expenses	-	-	1	1,972
Vessel expenses	-	-	-	5
Charter hire expenses	-	-	9	1,835
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	11	3,812
Income/(loss) from Vessel Operations	-	-	9	26
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	9	26
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	9	26
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	9	26
Reorganization Items, net	-	-	-	2,463
Income/(loss) before Income Taxes	-	-	9	(2,437)
Income Tax (Benefit)/Provision	-	-	-	-
Net Loss	$-	$-	$9	$(2,437)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Wind Aframax Tanker Corporation		Combined Debtors
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$18,180	$149,890
Time and bareboat charter revenues	-	-	31,880	258,022
Voyage charter revenues	-	-	28,368	290,361
	-	-	78,428	698,274
Operating Expenses:
Voyage expenses	-	-	13,764	143,096
Vessel expenses	-	-	22,338	190,096
Charter hire expenses	-	-	15,684	178,401
Depreciation and amortization	-	-	14,489	127,329
General and administrative	-	-	6,279	48,333
(Gain)/loss on disposal of vessels, including impairments	-	-	-	279,848
Total Operating Expenses	-	-	72,554	967,102
Income/(loss) from Vessel Operations	-	-	5,874	(268,828)
Equity in Income/(loss) of Affiliated Companies	-	-	2,838	30,695
Operating Income/(loss)	-	-	8,712	(238,133)
Other Income/(expense)	-	-	(1,090)	(10,104)
Income/(loss) before Interest Expense and Income Taxes	-	-	7,622	(248,237)
Interest Expense	-	-	-	(183)
Income/(loss) before Reorganization Items and Income Taxes	-	-	7,622	(248,420)
Reorganization Items, net	-	-	5,175	266,941
Income/(loss) before Income Taxes	-	-	2,447	(515,361)
Income Tax (Benefit)/Provision	-	-	7	(1,594)
Net Loss	$-	$-	$2,440	$(513,767)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Eliminations		Consolidated Debtors
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$(69)	$(354)	$18,111	$149,536
Time and bareboat charter revenues	(421)	(7,119)	31,459	250,903
Voyage charter revenues	-	-	28,368	290,361
	(490)	(7,474)	77,938	690,800
Operating Expenses:
Voyage expenses	-	-	13,764	143,096
Vessel expenses	-	-	22,338	190,096
Charter hire expenses	(490)	(7,474)	15,193	170,927
Depreciation and amortization	-	-	14,489	127,329
General and administrative	-	-	6,279	48,333
(Gain)/loss on disposal of vessels, including impairments	-	-	-	279,848
Total Operating Expenses	(490)	(7,474)	72,063	959,628
Income/(loss) from Vessel Operations	-	-	5,875	(268,828)
Equity in Income/(loss) of Affiliated Companies	-	-	2,838	30,694
Operating Income/(loss)	-	-	8,713	(238,134)
Other Income/(expense)	-	-	(1,090)	(10,104)
Income/(loss) before Interest Expense and Income Taxes	-	-	7,623	(248,238)
Interest Expense	-	-	-	(184)
Income/(loss) before Reorganization Items and Income Taxes	-	-	7,623	(248,422)
Reorganization Items, net	-	-	5,175	266,941
Income/(loss) before Income Taxes	-	-	2,448	(515,363)
Income Tax (Benefit)/Provision	-	-	7	(1,594)
Net Loss	$-	$-	$2,441	$(513,769)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Total Non-Debtors		Eliminations
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$-	$(42)	$-	$-
Time and bareboat charter revenues	(31)	16	-	-
Voyage charter revenues	-	(167)	-	-
	(31)	(192)	-	-
Operating Expenses:
Voyage expenses	0	(403)
Vessel expenses	(1)	656
Charter hire expenses	-	244
Depreciation and amortization	(84)	(574)
General and administrative	2,273	18,310
(Gain)/loss on disposal of vessels, including impairments	-	(6)
Total Operating Expenses	2,188	18,226	-	-
Income/(loss) from Vessel Operations	(2,219)	(18,418)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-
Operating Income/(loss)	(2,219)	(18,418)	-	-
Other Income/(expense)	1,129	10,661
Income/(loss) before Interest Expense and Income Taxes	(1,090)	(7,757)	-	-
Interest Expense	-	0
Income/(loss) before Reorganization Items and Income Taxes	(1,090)	(7,757)	-	-
Reorganization Items, net	0	0
Income/(loss) before Income Taxes	(1,090)	(7,757)	-	-
Income Tax (Benefit)/Provision	-	21
Net Loss	$(1,090)	$(7,778)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods July 1-31, 2013 and from November 14, 2012 through July 31, 2013

	Consolidated Overseas Shipholding Group, Inc.
(000s)	July 1 - 31, 2013	November 14, 2012 - July 31, 2013

Shipping Revenues:

Pool revenues	$18,112	$149,496
Time and bareboat charter revenues	31,428	250,919
Voyage charter revenues	28,368	290,196
	77,908	690,611
Operating Expenses:
Voyage expenses	13,764	142,693
Vessel expenses	22,336	190,752
Charter hire expenses	15,193	171,171
Depreciation and amortization	14,405	126,753
General and administrative	8,552	66,644
(Gain)/loss on disposal of vessels, including impairments	-	279,840
Total Operating Expenses	74,250	977,853
Income/(loss) from Vessel Operations	3,658	(287,242)
Equity in Income/(loss) of Affiliated Companies	2,838	30,694
Operating Income/(loss)	6,496	(256,548)
Other Income/(expense)	38	557
Income/(loss) before Interest Expense and Income Taxes	6,534	(255,991)
Interest Expense	-	(184)
Income/(loss) before Reorganization Items and Income Taxes	6,534	(256,175)
Reorganization Items, net	5,175	266,941
Income/(loss) before Income Taxes	1,358	(523,116)
Income Tax (Benefit)/Provision	7	(1,573)
Net Loss	$1,352	$(521,542)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$272,465	$3,986	$90,734	$46,300	$20,943	$-	$-	$-	$-
Voyage receivables	530	0	(990)	(1,009)	-	-	2,611	5,348	-	-
Other receivables	5,011	51	13,363	13,101	746	625	27	48	(1)	(1)
Inventory	-	-	-	-	-	-	-	3,064	-	-
Prepaid expenses and other current assets	16,696	10,828	(133)	41	-	-	75	215	18	143
Total Current Assets	342,364	283,344	16,227	102,868	47,046	21,568	2,713	8,675	18	142
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	50,585	48,753	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,871	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	52,797	50,624	-	-
Investments in Affiliated Companies	38	253	(2,998)	33,885	-	-	-	-	231,376	257,419
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	271,707	180,732	161,998	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	352,970	339,231	339,233	986,889	986,888	16,336	16,336	259,313	259,313
Pre-petition Intercompany receivables from non-debtors	10,840	10,840	1,487,388	1,487,354	4,045	4,045	-	-	4,350	4,350
Post-petition intercompany receivables from non-debtors	-	161	-	9,016	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	25,464	-	41,394	-	31,136	-	64	-	-
Other Assets	0	0	6	24	237	250	257	250	-	-
Total Assets	$1,767,945	$1,760,739	$4,057,090	$4,212,283	$2,550,477	$2,556,146	$72,103	$75,949	$495,057	$521,224

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	365,374	-	48	55	1,217	1,150	5,422	-	-
Total Current Liabilities Not Subject to Compromise	8,019	365,374	-	48	55	1,217	1,150	5,422	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	77,599	-	51,732	-	503	-	-
Post-petition intercompany payables to non-debtors	-	2	-	30,200	-	-	-	514	-	-
Post-petition intercompany payables to other debtors	-	7,981	-	101,944	-	4,051	-	-	-	1,480
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	724,132	372,520	-	-	-	-	-	-	43	8
Total Liabilities Not Subject to Compromise	732,151	745,877	-	209,791	55	57,000	1,150	6,439	43	1,488

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,716	50,033	33	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,740	59,165	59,165	28,127	28,127	17	17
Pre-petition intercompany payables to other debtors	29,734	44,070	1,932,666	1,954,310	1,079,806	1,079,805	-	-	39	39
Other liabilities	2,018,557	2,022,218	509	509	2,210	3,415	47,270	46,611	-	-
Total Liabilities Subject to Compromise	2,060,968	2,078,965	2,478,631	2,425,276	1,191,215	1,142,419	75,397	74,738	56	56

Total Liabilities	2,793,118	2,824,842	2,478,631	2,635,066	1,191,270	1,199,419	76,547	81,177	99	1,544
Equity:
Total Equity	(1,025,174)	(1,064,103)	1,578,459	1,577,217	1,359,207	1,356,728	(4,444)	(5,228)	494,959	519,681
Total Liabilities and Equity	$1,767,945	$1,760,739	$4,057,090	$4,212,283	$2,550,477	$2,556,146	$72,103	$75,949	$495,057	$521,224

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,547	1,292	153	1,287	2,957	1,916	(62)	(62)	2,562	3,190
Other receivables	11	12	(24)	(15)	2,741	131	131	131	6	12
Inventory	-	-	-	-	-	-	-	-	38	-
Prepaid expenses and other current assets	21	69	21	71	528	442	-	-	388	89
Total Current Assets	1,579	1,373	150	1,343	6,226	2,488	69	69	2,995	3,291
Vessels and other property, less accumulated depreciation	34,822	15,366	34,750	15,668	228	-	-	-	51,954	49,986
Deferred drydock expenditures, net	674	372	401	187	1,800	-	-	-	1,747	1,411
Total Vessels, Deferred Drydock and Other Property	35,496	15,738	35,151	15,856	2,028	-	-	-	53,701	51,397
Investments in Affiliated Companies	300	300	600	600	-	-	-	-	601	601
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,930	3,930	7,926	7,926	6,502	6,502	157	157	6,826	6,826
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	14	14	481	481	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,426	-	1,257	-	2,661	-	-	-	2,889
Other Assets	53	63	67	59	55	-	-	-	(1)	(1)
Total Assets	$41,358	$23,830	$43,893	$27,041	$14,825	$11,665	$707	$707	$64,121	$65,003

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	44	50	708	706	116	85	-	-	41	44
Total Current Liabilities Not Subject to Compromise	44	50	708	706	116	85	-	-	41	44

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	372	-	347	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	44	422	708	1,052	116	85	-	-	41	44

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,818	6,818	7,706	7,706	26,898	26,898	-	-	6,322	6,322
Pre-petition intercompany payables to other debtors	238	238	222	222	2,722	2,722	147	147	3	3
Other liabilities	19,950	19,833	19,950	19,833	-	12,464	-	-	-	-
Total Liabilities Subject to Compromise	27,006	26,889	27,878	27,761	29,620	42,084	147	147	6,325	6,325

Total Liabilities	27,050	27,312	28,586	28,813	29,736	42,170	147	147	6,366	6,369
Equity:
Total Equity	14,308	(3,482)	15,308	(1,773)	(14,912)	(30,505)	560	560	57,755	58,634
Total Liabilities and Equity	$41,358	$23,830	$43,893	$27,041	$14,825	$11,665	$707	$707	$64,121	$65,003

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited		Aqua Tanker Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	2,123	(22)	-	1,480	1,577	270	1,273	455	453
Other receivables	14	(6)	-	-	20	18	(27)	(7)	3,779	3,779
Inventory	318	549	-	-	-	-	484	(0)	-	-
Prepaid expenses and other current assets	21	76	1,071	-	23	71	21	76	4,651	4,651
Total Current Assets	1,769	2,742	1,049	-	1,523	1,667	748	1,341	8,884	8,882
Vessels and other property, less accumulated depreciation	26,361	10,086	-	-	35,473	15,556	35,287	15,684	-	-
Deferred drydock expenditures, net	1,657	1,375	-	-	534	251	395	228	-	-
Total Vessels, Deferred Drydock and Other Property	28,018	11,462	-	-	36,006	15,807	35,682	15,911	-	-
Investments in Affiliated Companies	-	-	-	-	600	600	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	16,108	16,108	102	102	14,837	14,837	15,228	15,228	199	199
Pre-petition Intercompany receivables from non-debtors	-	-	783	783	1	1	-	-	440	440
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,471	-	1,218	-	1,375	-	1,381	-	-
Other Assets	33	23	-	(170)	46	47	(24)	86	-	-
Total Assets	$45,929	$31,807	$1,934	$1,933	$53,013	$34,333	$52,233	$34,547	$9,523	$9,521

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	374	424	4	4	928	45	469	45	57	57
Total Current Liabilities Not Subject to Compromise	374	424	4	4	928	45	469	45	57	57

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	352	-	311	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	374	424	4	4	928	398	469	356	57	57

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17,078	17,078	-	-	16,388	16,388	17,540	17,540	1,979	1,979
Pre-petition intercompany payables to other debtors	335	335	840	840	226	226	241	241	18	18
Other liabilities	-	-	-	-	19,950	19,833	19,950	19,833	-	-
Total Liabilities Subject to Compromise	17,413	17,413	840	840	36,564	36,447	37,731	37,614	1,997	1,997

Total Liabilities	17,787	17,837	844	844	37,492	36,845	38,200	37,970	2,053	2,053
Equity:
Total Equity	28,142	13,970	1,090	1,089	15,521	(2,512)	14,033	(3,423)	7,470	7,468
Total Liabilities and Equity	$45,929	$31,807	$1,934	$1,933	$53,013	$34,333	$52,233	$34,547	$9,523	$9,521

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,193	57	1,578	1,283	330	330	1,936	2,216	1,699	1,795
Other receivables	15	351	6	5	26	26	2	(10)	(4)	10
Inventory	150	-	-	-	-	-	182	300	323	325
Prepaid expenses and other current assets	273	-	29	67	31	31	23	70	19	72
Total Current Assets	2,631	407	1,612	1,355	386	387	2,143	2,576	2,037	2,203
Vessels and other property, less accumulated depreciation	-	-	35,133	15,353	-	-	35,037	15,378	41,872	40,729
Deferred drydock expenditures, net	-	-	762	436	-	-	726	449	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,895	15,788	-	-	35,762	15,827	41,872	40,729
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,702	-	2,429	-	-	-	2,408	-	4,199
Other Assets	-	-	30	45	-	-	(114)	(46)	2	2
Total Assets	$22,146	$21,625	$42,697	$24,777	$2,130	$2,130	$50,976	$33,949	$43,926	$47,148

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	478	13	42	30	-	-	571	682	63	240
Total Current Liabilities Not Subject to Compromise	478	13	42	30	-	-	571	682	63	240

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	301	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	478	13	42	331	-	-	571	682	63	240

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	-	-	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	-	1,837	19,950	19,833	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,009	24,846	28,159	28,042	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	23,487	24,859	28,202	28,373	1,193	1,193	10,616	10,726	42,851	43,028
Equity:
Total Equity	(1,340)	(3,234)	14,496	(3,596)	936	937	40,360	23,222	1,075	4,120
Total Liabilities and Equity	$22,146	$21,625	$42,697	$24,777	$2,130	$2,130	$50,976	$33,949	$43,926	$47,148

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	316	3,187	3,615	171	171	-	224	697	457
Other receivables	-	87	28	24	(53)	(53)	-	20	13	-
Inventory	433	-	-	-	-	-	-	(66)	-	-
Prepaid expenses and other current assets	605	0	96	214	221	221	-	67	44	6
Total Current Assets	1,941	403	3,311	3,853	339	339	-	246	753	463
Vessels and other property, less accumulated depreciation	-	-	38,944	37,494	-	-	59,564	71,144	141	-
Deferred drydock expenditures, net	-	-	1,486	1,319	-	-	-	-	65	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	38,813	-	-	59,564	71,144	206	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063	10,281	9,741
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,385	-	-	-	-	-	-	-	-
Other Assets	(9)	(9)	(37)	(29)	-	-	-	-	105	-
Total Assets	$24,241	$24,088	$56,032	$54,966	$1,611	$1,611	$81,926	$93,751	$11,345	$10,203

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	23	321	249	249	249	-	257	609	18
Total Current Liabilities Not Subject to Compromise	59	23	321	249	249	249	-	257	609	18

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1,489	-	-	-	11,584	-	310
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(854)	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	23	321	1,738	249	249	-	11,841	(245)	328

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592	-	-
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229	15,430	15,430
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5	341	341
Other liabilities	-	2,421	-	-	-	-	-	-	-	24,210
Total Liabilities Subject to Compromise	25,746	28,167	6,460	6,460	1,208	1,208	81,826	81,826	15,771	39,981

Total Liabilities	25,805	28,190	6,782	8,199	1,457	1,457	81,826	93,667	15,526	40,308
Equity:
Total Equity	(1,564)	(4,102)	49,250	46,767	154	154	100	85	(4,181)	(30,105)
Total Liabilities and Equity	$24,241	$24,088	$56,032	$54,966	$1,611	$1,611	$81,926	$93,751	$11,345	$10,203

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	710	-	195	6	205	16	887	2,083	908	455
Other receivables	(3)	2	22	25	(9)	67	908	99	-	-
Inventory	-	-	-	-	-	-	344	1,195	752	0
Prepaid expenses and other current assets	-	4	47	102	33	94	54	117	3	(0)
Total Current Assets	707	6	264	132	230	177	2,194	3,493	1,662	455
Vessels and other property, less accumulated depreciation	-	-	36,005	34,586	37,294	35,830	22,147	5,043	-	-
Deferred drydock expenditures, net	-	-	358	171	306	420	789	1,107	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	36,364	34,757	37,600	36,250	22,935	6,150	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,827	2,827	26,270	26,270	27,240	27,240	28,974	28,974	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	440	-	1,549	-	849	-	-	-	1,903
Other Assets	(3)	-	-	-	(41)	61	14	(155)	-	-
Total Assets	$28,802	$28,544	$62,901	$62,712	$65,032	$64,580	$54,135	$38,479	$20,251	$20,946

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	279	17	461	415	489	559	651	874	19	87
Total Current Liabilities Not Subject to Compromise	279	17	461	415	489	559	651	874	19	87

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	2,067	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	279	17	461	415	489	559	651	2,941	19	87

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	370	370	3,342	3,342	2,979	2,979	20,445	20,445	24,230	24,230
Pre-petition intercompany payables to other debtors	47,640	47,620	17,008	17,008	17,774	17,774	3,073	3,073	-	-
Other liabilities	-	0	-	-	-	-	-	-	-	3,195
Total Liabilities Subject to Compromise	48,010	47,990	20,350	20,350	20,753	20,753	23,518	23,518	24,230	27,426

Total Liabilities	48,289	48,008	20,811	20,765	21,242	21,312	24,169	26,459	24,249	27,513
Equity:
Total Equity	(19,488)	(19,464)	42,091	41,947	43,790	43,268	29,966	12,020	(3,998)	(6,567)
Total Liabilities and Equity	$28,802	$28,544	$62,901	$62,712	$65,032	$64,580	$54,135	$38,479	$20,251	$20,946

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	2,622	2,687	1,991	1,347	90	0	-	-	758	632
Other receivables	11	4	-	-	-	-	-	-	4	31
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	33	92	241	471	-	-	-	-	42	102
Total Current Assets	2,667	2,782	2,232	1,818	90	0	-	-	805	765
Vessels and other property, less accumulated depreciation	51,896	49,939	-	-	-	-	-	-	56,274	54,606
Deferred drydock expenditures, net	1,873	1,521	-	-	-	-	-	-	43	23
Total Vessels, Deferred Drydock and Other Property	53,768	51,460	-	-	-	-	-	-	56,317	54,629
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,727	-	670	-	96	-	-	-	314
Other Assets	(58)	(8)	-	-	-	-	-	-	136	164
Total Assets	$63,377	$64,350	$10,027	$10,283	$522	$527	$-	$-	$61,132	$59,747

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	1,261	-	-	-	-	-	-	660	340
Total Current Liabilities Not Subject to Compromise	102	1,261	-	-	-	-	-	-	660	340

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	529
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	493	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	1,261	493	-	-	-	-	-	660	870

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,653
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	2,978	10	10	-	-	36,973	35,896
Total Liabilities Subject to Compromise	6,330	6,330	11,523	14,500	111	111	-	-	44,628	43,552

Total Liabilities	6,431	7,591	12,015	14,500	111	111	-	-	45,288	44,421
Equity:
Total Equity	56,946	56,759	(1,989)	(4,218)	410	416	-	-	15,844	15,326
Total Liabilities and Equity	$63,377	$64,350	$10,027	$10,283	$522	$527	$-	$-	$61,132	$59,747

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	(40)	3,455	392	1,711	437	2,422	262	243	243
Other receivables	(15)	(4)	687	688	883	983	44	329	373	424
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	203	409	107	479	0	-	-
Total Current Assets	(115)	(44)	4,721	1,283	3,003	1,527	2,945	591	616	667
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,491	-	731	-	2,438	-	0
Other Assets	-	-	(1)	-	(5)	(15)	-	-	51	(0)
Total Assets	$1,481	$1,552	$37,873	$36,927	$17,655	$16,900	$30,772	$30,855	$2,608	$2,608

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	71	285	341	-	-	100	189	-	-
Total Current Liabilities Not Subject to Compromise	-	71	285	341	-	-	100	189	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	71	285	341	-	-	100	189	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,337	28,300	28,300	18,440	18,440	22,718	22,718	1,046	1,046
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,337	1,337	28,300	28,300	18,441	18,441	23,673	23,673	1,881	1,881

Total Liabilities	1,337	1,408	28,585	28,642	18,441	18,441	23,773	23,863	1,881	1,881
Equity:
Total Equity	144	144	9,288	8,285	(786)	(1,541)	6,999	6,992	727	727
Total Liabilities and Equity	$1,481	$1,552	$37,873	$36,927	$17,655	$16,900	$30,772	$30,855	$2,608	$2,608

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	86	581	437	3,016	183	-	-	1,427	1,123
Other receivables	750	750	865	858	8	1,475	-	-	33	22
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	202	-	-	46	116
Total Current Assets	1,997	836	1,415	1,295	3,534	1,860	-	-	1,506	1,261
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-	23,283	22,401
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-	1,671	1,383
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-	24,954	23,783
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-	7,170	7,170
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,091	-	81	-	364	-	-	-	514
Other Assets	-	-	0	-	26	20	-	-	85	87
Total Assets	$15,262	$15,192	$11,965	$11,926	$14,624	$11,403	$-	$-	$33,715	$32,816

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	31	162	11	-	-	119	58
Total Current Liabilities Not Subject to Compromise	-	-	7	31	162	11	-	-	119	58

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	31	162	11	-	-	119	58

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	16,475	12,505	12,505	26,406	26,406	-	-	32,826	32,826
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-	7	7
Other liabilities	-	-	-	-	-	26,855	-	-	-	(0)
Total Liabilities Subject to Compromise	16,475	16,475	12,505	12,505	26,407	53,262	-	-	32,833	32,833

Total Liabilities	16,475	16,475	12,512	12,536	26,569	53,273	-	-	32,952	32,891
Equity:
Total Equity	(1,213)	(1,283)	(547)	(609)	(11,944)	(41,870)	-	-	763	(75)
Total Liabilities and Equity	$15,262	$15,192	$11,965	$11,926	$14,624	$11,403	$-	$-	$33,715	$32,816

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation		Fourth Aframax Tanker Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,703	1,487	22	8	287	287	2,635	3,688	924	1,376
Other receivables	73	87	-	-	0	0	7	(19)	53	61
Inventory	-	-	-	-	(0)	(0)	-	-	893	906
Prepaid expenses and other current assets	42	107	335	509	0	0	107	260	216	117
Total Current Assets	1,819	1,682	357	516	288	288	2,749	3,929	2,086	2,460
Vessels and other property, less accumulated depreciation	56,928	55,464	-	-	-	-	38,368	20,550	21,167	5,119
Deferred drydock expenditures, net	-	-	-	-	-	-	2,032	1,324	1,676	1,133
Total Vessels, Deferred Drydock and Other Property	56,928	55,464	-	-	-	-	40,401	21,874	22,843	6,252
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750	30,407	30,407
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	117	117	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	3,371
Other Assets	290	167	-	-	-	-	421	475	107	108
Total Assets	$61,419	$59,696	$6,113	$6,272	$7,341	$7,341	$65,438	$48,145	$55,442	$42,598

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	423	158	2,054	432	995	995	525	149	65	893
Total Current Liabilities Not Subject to Compromise	423	158	2,054	432	995	995	525	149	65	893

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	737	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	443	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	95	-	815	-	-	-	1,530	-	1,075
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	423	1,432	2,054	1,247	995	995	525	1,680	65	1,968

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,373	22,491	22,491
Pre-petition intercompany payables to other debtors	34	34	-	-	-	-	10	10	3,432	3,432
Other liabilities	36,973	35,896	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	44,613	43,536	8,117	8,117	5,815	5,815	11,383	11,383	25,923	25,923

Total Liabilities	45,036	44,969	10,170	9,364	6,810	6,810	11,908	13,063	25,988	27,891
Equity:
Total Equity	16,383	14,728	(4,058)	(3,092)	531	531	53,530	35,082	29,454	14,707
Total Liabilities and Equity	$61,419	$59,696	$6,113	$6,272	$7,341	$7,341	$65,438	$48,145	$55,442	$42,598

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,991	3,678	2,099	2,688	1,818	352	1,564	623	5,877	8,654
Other receivables	179	28	0	(13)	25	2	-	123	75	101
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	90	190	33	83	470	92	242	-	917	2,198
Total Current Assets	3,261	3,898	2,132	2,758	2,312	446	1,806	747	6,869	10,953
Vessels and other property, less accumulated depreciation	105,641	102,830	34,252	32,767	77	129	-	-	-	-
Deferred drydock expenditures, net	-	245	1,546	1,546	16	2	-	-	-	22
Total Vessels, Deferred Drydock and Other Property	105,641	103,074	35,798	34,314	93	131	-	-	-	22
Investments in Affiliated Companies	-	-	641	641	-	-	300	300	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486	15,356	15,356
Pre-petition Intercompany receivables from non-debtors	0	0	8	8	9,871	9,871	2	2	49	49
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,026	-	-	-	1,105	-	-
Other Assets	380	310	67	43	(185)	(29)	-	-	-	-
Total Assets	$175,261	$173,260	$57,955	$59,097	$13,551	$11,879	$8,594	$8,640	$22,274	$26,380

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	239	228	39	397	224	431	-	109	5	118
Total Current Liabilities Not Subject to Compromise	239	228	39	397	224	431	-	109	5	118

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	761	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	557	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	44	-	-	-	116	-	-	-	8,290
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	(1,626)	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	239	1,591	39	397	(1,402)	546	-	109	5	8,409

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511	21,891	21,891
Pre-petition intercompany payables to other debtors	3	3	11,659	11,659	1	1	-	-	7,825	7,825
Other liabilities	69,042	67,032	-	-	-	15,861	-	857	0	-
Total Liabilities Subject to Compromise	81,469	79,458	17,158	17,158	21,857	37,718	9,511	10,369	29,716	29,716

Total Liabilities	81,708	81,049	17,198	17,555	20,455	38,264	9,511	10,478	29,721	38,125
Equity:
Total Equity	93,553	92,211	40,757	41,542	(6,905)	(26,385)	(918)	(1,838)	(7,448)	(11,745)
Total Liabilities and Equity	$175,261	$173,260	$57,955	$59,097	$13,551	$11,879	$8,594	$8,640	$22,274	$26,380

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,067	2,701	-	-	-	-	2,143	2,406	1,368	2,160
Other receivables	21	19	(19)	(4)	-	-	21	(1)	42	34
Inventory	-	-	-	-	-	-	524	547	216	417
Prepaid expenses and other current assets	29	87	0	2	-	-	240	276	263	73
Total Current Assets	2,116	2,807	(19)	(2)	-	-	2,928	3,228	1,889	2,683
Vessels and other property, less accumulated depreciation	35,721	34,137	-	-	-	-	982	856	35,080	34,093
Deferred drydock expenditures, net	1,321	1,176	-	-	-	-	164	66	-	3
Total Vessels, Deferred Drydock and Other Property	37,042	35,313	-	-	-	-	1,146	922	35,080	34,095
Investments in Affiliated Companies	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,467	-	-	-	-	-	-	-	1,882
Other Assets	(34)	(1)	(198)	5	-	-	(22)	(27)	(20)	(20)
Total Assets	$78,326	$79,788	$27,112	$27,332	$10,114	$10,114	$17,441	$17,512	$55,771	$57,462

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	53	395	56	160	-	-	719	311	99	639
Total Current Liabilities Not Subject to Compromise	53	395	56	160	-	-	719	311	99	639

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	73	-	-	-	741	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	53	395	56	233	-	-	719	1,052	99	639

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	-	-	-	-	10,467	-	-
Total Liabilities Subject to Compromise	38,453	38,453	5,558	5,558	8,114	8,114	23,418	33,885	15,205	15,205

Total Liabilities	38,506	38,848	5,614	5,792	8,114	8,114	24,137	34,938	15,304	15,844
Equity:
Total Equity	39,820	40,940	21,498	21,540	2,000	2,000	(6,696)	(17,426)	40,468	41,618
Total Liabilities and Equity	$78,326	$79,788	$27,112	$27,332	$10,114	$10,114	$17,441	$17,512	$55,771	$57,462

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	85	2,668	793	812	(187)	410	1,045	0	-
Other receivables	-	145	23	1	27	(5)	-	(18)	12	-
Inventory	259	-	479	(0)	206	(0)	52	220	-	-
Prepaid expenses and other current assets	273	0	27	87	246	14	(9)	71	-	-
Total Current Assets	3,397	230	3,198	882	1,290	(178)	454	1,318	12	-
Vessels and other property, less accumulated depreciation	-	-	55,430	53,909	199	-	23,904	6,538	-	-
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	1,252	0	-
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	53,909	3,521	-	24,386	7,790	0	-
Investments in Affiliated Companies	-	-	-	904	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,161	-	3,026	-	275	-	-	-	-
Other Assets	-	-	263	223	(26)	(16)	-	-	13	101
Total Assets	$22,868	$21,862	$65,882	$65,935	$13,253	$8,549	$48,847	$33,116	$56,818	$56,893

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	15	1,398	163	1,021	426	636	732	121	154
Total Current Liabilities Not Subject to Compromise	745	15	1,398	163	1,021	426	636	732	121	154

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	469	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	356	-	72
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	-	-	-	-	-
Total Liabilities Not Subject to Compromise	745	15	1,398	769	2,053	426	636	1,088	121	226

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784
Other liabilities	-	1,879	41,668	41,396	-	4,900	-	-	-	-
Total Liabilities Subject to Compromise	23,812	25,691	66,967	66,694	26,423	31,323	35,612	35,612	32,351	32,351

Total Liabilities	24,557	25,705	68,364	67,463	28,476	31,749	36,248	36,700	32,472	32,577
Equity:
Total Equity	(1,689)	(3,843)	(2,482)	(1,528)	(15,223)	(23,200)	12,600	(3,584)	24,346	24,316
Total Liabilities and Equity	$22,868	$21,862	$65,882	$65,935	$13,253	$8,549	$48,847	$33,116	$56,818	$56,893

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,926	3,346	(430)	4,863	-	-	3,112	972	-	-
Other receivables	21	53	86	137	-	-	427	(43)	-	-
Inventory	-	-	-	-	-	-	198	-	-	-
Prepaid expenses and other current assets	86	233	62	200	-	-	36	52	-	-
Total Current Assets	3,032	3,631	(282)	5,201	-	-	3,772	981	-	-
Vessels and other property, less accumulated depreciation	40,698	19,572	141,583	137,774	-	-	24,600	7,979	-	-
Deferred drydock expenditures, net	2,099	1,187	-	-	-	-	310	(0)	-	-
Total Vessels, Deferred Drydock and Other Property	42,797	20,759	141,583	137,774	-	-	24,910	7,979	-	-
Investments in Affiliated Companies	-	-	3,629	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	11,354	11,354	40	40	99	99	40,336	40,336	901	901
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	52	52
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	12	-	2,836	-	-
Other Assets	(2)	(3)	1,143	1,143	9	-	(216)	1	-	-
Total Assets	$57,181	$35,740	$146,113	$144,159	$108	$111	$68,802	$52,133	$953	$953

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	461	333	424	186	-	-	726	534	-	-
Total Current Liabilities Not Subject to Compromise	461	333	424	186	-	-	726	534	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	962	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	427	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,261	-	20	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	461	1,595	424	1,594	-	-	726	534	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	87,005	84,471	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,487	10,487	146,658	144,124	8	8	31,011	31,011	-	-

Total Liabilities	10,949	12,082	147,081	145,718	8	8	31,738	31,546	-	-
Equity:
Total Equity	46,232	23,658	(968)	(1,559)	100	103	37,064	20,587	953	953
Total Liabilities and Equity	$57,181	$35,740	$146,113	$144,159	$108	$111	$68,802	$52,133	$953	$953

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	1,078	1,837	-	-	881	365
Other receivables	-	-	-	-	(12)	(31)	-	-	-	375
Inventory	-	-	-	-	733	313	-	-	55	216
Prepaid expenses and other current assets	-	-	-	-	25	67	-	-	24	75
Total Current Assets	-	-	-	-	1,824	2,185	-	-	959	1,031
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	41,113	34,414	46,468	47,429	46,011
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	101
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	41,113	34,414	46,468	47,429	46,112
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	3,047	-	-	-	4,733
Other Assets	-	-	-	-	-	-	-	-	-	(3)
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$46,345	$34,554	$46,608	$96,023	$99,487

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	114	273	-	-	277	514
Total Current Liabilities Not Subject to Compromise	-	-	-	-	114	273	-	-	277	514

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	10,800	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,254	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	114	273	-	12,054	277	514

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289

Total Liabilities	146	146	7	7	42,173	42,332	34,454	46,508	74,566	74,803
Equity:
Total Equity	(531)	(531)	53,622	53,622	1,936	4,013	100	100	21,457	24,684
Total Liabilities and Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$46,345	$34,554	$46,608	$96,023	$99,487

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	1,553	245	(234)	4,564	-	-	2,100	(422)	(20)	-
Other receivables	(5)	(4)	115	110	-	-	114	564	-	-
Inventory	333	-	-	-	-	-	-	878	-	-
Prepaid expenses and other current assets	256	28	61	193	-	-	96	255	9	17
Total Current Assets	2,137	268	(57)	4,868	-	-	2,310	1,274	(11)	17
Vessels and other property, less accumulated depreciation	47	-	138,736	134,998	-	-	79,751	46,830	9,219	8,114
Deferred drydock expenditures, net	1,379	-	-	-	-	-	168	-	796	1,155
Total Vessels, Deferred Drydock and Other Property	1,426	-	138,736	134,998	-	-	79,920	46,830	10,015	9,268
Investments in Affiliated Companies	-	-	3,788	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,466	12,466	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	2	2	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	447	-	482	-	-	-	-	-	4,488
Other Assets	(41)	(35)	1,197	1,129	-	-	-	-	-	-
Total Assets	$15,991	$13,148	$144,086	$141,900	$-	$-	$167,097	$132,972	$37,244	$41,014

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	591	16	325	237	-	-	102	30	440	949
Total Current Liabilities Not Subject to Compromise	591	16	325	237	-	-	102	30	440	949

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	760	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	526	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	314	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	1,339	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	197	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2,127	16	325	1,523	-	-	102	344	440	949

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,337	24,337	16,128	16,128	-	-	10,310	10,310	52	52
Pre-petition intercompany payables to other debtors	9	9	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	-	3,573	84,746	82,278	-	-	-	-	-	-
Total Liabilities Subject to Compromise	24,346	27,919	147,846	145,378	15	15	10,670	10,670	14,950	14,950

Total Liabilities	26,473	27,935	148,171	146,901	15	15	10,772	11,014	15,391	15,899
Equity:
Total Equity	(10,482)	(14,786)	(4,085)	(5,001)	(15)	(15)	156,325	121,957	21,853	25,115
Total Liabilities and Equity	$15,991	$13,148	$144,086	$141,900	$-	$0	$167,097	$132,972	$37,244	$41,014

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC		OSG 243 LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	8	34	(825)	-	-	1,551	2	1,820	208
Other receivables	265	265	298	296	-	-	284	251	60	60
Inventory	-	-	-	-	-	-	315	-	166	-
Prepaid expenses and other current assets	5	19	5	18	-	-	5	19	15	17
Total Current Assets	261	292	337	(511)	-	-	2,155	273	2,061	285
Vessels and other property, less accumulated depreciation	22,021	20,811	18,892	17,779	-	-	29,890	28,492	31,327	29,965
Deferred drydock expenditures, net	1,099	731	1,762	901	-	-	746	335	703	1,175
Total Vessels, Deferred Drydock and Other Property	23,121	21,542	20,653	18,680	-	-	30,636	28,827	32,030	31,140
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932	2,761	2,761
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	25,647	25,647
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	5,807	-	6,300	-	-	-	13,178	-	35,373
Other Assets	19	(23)	-	-	-	-	17	17	(94)	(50)
Total Assets	$47,801	$52,018	$35,826	$39,304	$124	$124	$62,739	$72,226	$62,405	$95,156

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	51	398	144	-	-	1,084	1,453	20	46
Total Current Liabilities Not Subject to Compromise	464	51	398	144	-	-	1,084	1,453	20	46

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	25,766
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	51	398	144	-	-	1,084	1,453	20	25,812

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58	70	70
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725	10,001	10,001
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783	10,070	10,070

Total Liabilities	11,624	11,211	9,349	9,096	124	124	9,867	10,236	10,090	35,882
Equity:
Total Equity	36,177	40,807	26,477	30,208	(0)	(0)	52,872	61,990	52,314	59,274
Total Liabilities and Equity	$47,801	$52,018	$35,826	$39,304	$124	$124	$62,739	$72,226	$62,405	$95,156

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	68	7	1,600	34	-	-	-	-	-	-
Other receivables	276	276	328	300	247	247	-	-	-	-
Inventory	-	-	278	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	17	5	18	5	18	-	-	-	-
Total Current Assets	350	300	2,211	352	252	265	-	-	-	-
Vessels and other property, less accumulated depreciation	16,006	14,573	18,995	17,652	21,186	19,652	-	-	-	-
Deferred drydock expenditures, net	1,102	755	1,152	475	1,870	1,937	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	17,108	15,328	20,147	18,126	23,056	21,589	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	6,382	-	10,441	-	6,436	-	-	-	-
Other Assets	-	(13)	(7)	-	-	-	-	-	532	533
Total Assets	$44,834	$49,373	$40,769	$47,337	$45,584	$50,567	$84	$84	$22,996	$22,997

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	474	32	386	71	1	36	-	-	(1)	-
Total Current Liabilities Not Subject to Compromise	474	32	386	71	1	36	-	-	(1)	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	7
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	474	32	386	71	1	36	-	-	(1)	7

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	11,946	11,504	2,312	1,996	6,050	6,084	-	-	6,232	6,241
Equity:
Total Equity	32,888	37,870	38,457	45,342	39,535	44,482	84	84	16,764	16,757
Total Liabilities and Equity	$44,834	$49,373	$40,769	$47,337	$45,584	$50,567	$84	$84	$22,996	$22,997

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$158,157	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-
Total Current Assets	-	-	-	-	21,847	158,157	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	995	788	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	61,333	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	51,279	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,528,905	$6,887	$6,887	$100	$100

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	19	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	19	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	1,281	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1	-	181,283	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	1	16	182,583	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-
Other liabilities	-	-	-	-	302	302	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-

Total Liabilities	79	79	-	1	822,086	1,004,653	6,899	6,899	-	-
Equity:
Total Equity	(79)	(79)	459	458	522,721	524,252	(13)	(13)	100	100
Total Liabilities and Equity	$-	$-	$459	$459	$1,344,807	$1,528,905	$6,887	$6,887	$100	$100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,421	3,297	-	-
Other receivables	26	26	-	-	10	10	63	63	-	-
Inventory	-	-	-	-	-	-	710	1,004	-	-
Prepaid expenses and other current assets	4	10	-	-	4	14	47	166	-	-
Total Current Assets	29	36	-	-	14	24	6,241	4,530	-	-
Vessels and other property, less accumulated depreciation	7,024	6,723	-	-	30,264	29,611	382,438	373,142	-	-
Deferred drydock expenditures, net	602	271	-	-	-	5	-	648	-	-
Total Vessels, Deferred Drydock and Other Property	7,626	6,994	-	-	30,264	29,616	382,438	373,790	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,435	2,435	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	32,571	-	793
Other Assets	-	2	0	(0)	(2)	(0)	0	(31)	-	-
Total Assets	$10,091	$9,467	$1,070	$1,070	$32,339	$31,702	$508,278	$530,460	$1,272	$2,065

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	125	135	2	3	140	140	598	997	21	-
Total Current Liabilities Not Subject to Compromise	125	135	2	3	140	140	598	997	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,990	-	2	-	2,063	-	8,429	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	125	2,125	2	5	140	2,203	598	9,425	21	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	33	33	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	9,323	9,323	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	9,355	9,355	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	9,480	11,480	4,579	4,582	17,353	19,415	89,772	98,599	529	508
Equity:
Total Equity	611	(2,013)	(3,508)	(3,511)	14,986	12,286	418,506	431,861	743	1,557
Total Liabilities and Equity	$10,091	$9,467	$1,070	$1,070	$32,339	$31,702	$508,278	$530,460	$1,272	$2,065

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$256	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	16	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	0	-
Prepaid expenses and other current assets	-	-	4	14	4	9	-	-	5	8
Total Current Assets	-	-	27	37	14	25	16	256	5	8
Vessels and other property, less accumulated depreciation	-	-	32,214	31,517	4,238	4,029	-	-	1,478	-
Deferred drydock expenditures, net	-	-	-	129	1,494	766	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	31,646	5,732	4,794	-	-	1,478	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	471
Other Assets	-	-	(30)	(29)	9	(6)	731	318	0	-
Total Assets	$-	$-	$32,280	$31,723	$8,895	$7,954	$10,999	$10,825	$2,312	$1,308

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	220	189	171	-	-	(7)	21
Total Current Liabilities Not Subject to Compromise	-	-	145	220	189	171	-	-	(7)	21

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	31	-	1,933	-	2,107	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	31	145	2,153	189	2,278	-	-	(7)	21

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	421	453	15,828	17,837	8,638	10,727	9,457	9,457	3,775	3,802
Equity:
Total Equity	(421)	(453)	16,452	13,886	257	(2,773)	1,541	1,368	(1,462)	(2,493)
Total Liabilities and Equity	$-	$-	$32,280	$31,723	$8,895	$7,954	$10,999	$10,825	$2,312	$1,308

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$10,775
Voyage receivables	-	-	-	-	-	-	-	-	8,284	8,375
Other receivables	16	16	14	14	13	12	-	-	9,798	5,036
Inventory	-	-	-	-	-	-	-	-	2,227	2,406
Prepaid expenses and other current assets	4	9	4	10	4	9	-	-	1,623	686
Total Current Assets	20	26	18	24	17	21	-	-	25,433	27,279
Vessels and other property, less accumulated depreciation	3,802	3,581	6,615	6,330	2,897	2,629	-	-	4,340	3,974
Deferred drydock expenditures, net	848	571	311	536	1,219	1,036	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	4,649	4,152	6,926	6,866	4,116	3,664	-	-	4,340	3,974
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	6,833
Goodwill	-	-	-	-	-	-	-	-	8,101	8,101
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	127,232	127,232
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,997	-	-	-	1	-	1,199
Other Assets	(3)	(2)	0	0	(8)	36	(9)	(9)	-	-
Total Assets	$7,124	$6,634	$7,191	$13,134	$4,126	$3,723	$9,485	$9,486	$310,035	$312,357

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	143	172	270	180	134	141	(1)	-	3,384	6,608
Total Current Liabilities Not Subject to Compromise	143	172	270	180	134	141	(1)	-	3,384	6,608

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	494
Post-petition intercompany payables to other debtors	-	2,001	-	8,532	-	2,521	-	-	-	2,163
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	2,173	270	8,712	134	2,662	(1)	-	3,384	9,266

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	127,578	127,578
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	167,222	166,275
Other liabilities	-	-	-	-	-	-	-	-	(11)	196
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,941	7,314	7,314	10,799	10,799	294,790	294,049

Total Liabilities	8,896	10,926	7,210	15,653	7,447	9,975	10,798	10,799	298,174	303,315
Equity:
Total Equity	(1,772)	(4,292)	(19)	(2,520)	(3,321)	(6,253)	(1,313)	(1,313)	11,861	9,043
Total Liabilities and Equity	$7,124	$6,634	$7,191	$13,134	$4,126	$3,723	$9,485	$9,486	$310,035	$312,357

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	18	18
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	4	9
Total Current Assets	-	-	-	-	-	-	-	-	21	27
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	2,853	2,591
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	587	242
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	3,440	2,833
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	606	556	-	-
Goodwill	-	-	1,567	1,567	-	-	-	-	-	-
Investments in subsidiaries	2,000	2,000	-	-	-	-	103,806	103,806	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	2,650	2,650	-	-	-	-	19	19
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	(4)	(0)
Total Assets	$2,000	$2,000	$4,216	$4,216	$-	$-	$104,411	$104,361	$3,476	$2,878

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-	167	147
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	147

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	31	-	-	-	2,003
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	31	-	-	167	2,150

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	111	111	-	-	30	30
Pre-petition intercompany payables to other debtors	1,999	1,999	2,650	2,650	311	311	120,341	120,341	6,801	6,801
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,831	6,831

Total Liabilities	1,999	1,999	2,650	2,650	422	453	120,341	120,341	6,999	8,981
Equity:
Total Equity	1	1	1,567	1,567	(422)	(453)	(15,930)	(15,980)	(3,523)	(6,103)
Total Liabilities and Equity	$2,000	$2,000	$4,216	$4,216	$-	$(0)	$104,411	$104,361	$3,476	$2,878

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,178	3,126	-	-	-	-	-	-	-	-
Other receivables	-	11	-	-	-	-	-	-	-	-
Inventory	352	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	781	593	-	-	-	-	-	-	-	-
Total Current Assets	6,311	3,730	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,479	21,479	100	100	-	-	-	-	1	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,824	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$28,090	$28,333	$100	$100	$-	$-	$-	$-	$1	$-

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	506	138	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	506	138	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,607	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	506	1,745	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	10,719	10,719	-	-	8	8	8	8	1	-
Other liabilities	-	1,120	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	37,011	38,131	-	-	8	8	8	8	1	-

Total Liabilities	37,517	39,876	-	-	8	8	8	8	1	-
Equity:
Total Equity	(9,427)	(11,542)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$28,090	$28,333	$100	$100	$-	$-	$-	$-	$1	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$2,121	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	1,512	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	1,794	-	-
Total Current Assets	-	-	-	-	-	-	6,036	5,427	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	5,800	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	5,800	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	207,365	1,163	1,163
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	912	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	(3,242)	-	-
Other Assets	-	-	-	-	-	-	117	386	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$216,788	$1,163	$1,163

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	11,399	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	11,399	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	24	-	-	-	26,618	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	526	-	-
Total Liabilities Not Subject to Compromise	-	-	4	24	-	-	10,341	38,543	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075
Other liabilities	-	-	-	-	-	-	23,988	19,625	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	393,334	388,972	1,075	1,075

Total Liabilities	16	16	205	225	370	370	403,675	427,515	1,075	1,075
Equity:
Total Equity	(16)	(16)	(140)	(161)	631	631	(190,740)	(210,728)	88	88
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$216,788	$1,163	$1,163

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	13	-	-	-	-	-	-	-
Other receivables	-	-	28	21	21	48	137	137	276	276
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	450	853	448	848	-	-	-	-
Total Current Assets	-	-	492	874	468	896	137	137	276	276
Vessels and other property, less accumulated depreciation	-	-	274	204	171	101	-	-	-	-
Deferred drydock expenditures, net	-	-	4	79	606	419	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	279	283	776	521	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2	2	42,388	42,388	40,291	40,291	311	311	4,465	4,465
Pre-petition Intercompany receivables from non-debtors	-	-	30	30	-	-	2	2	4	4
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	4,696	-	955	-	-	-	-
Other Assets	-	-	2,141	1,952	1,159	1,050	-	-	-	-
Total Assets	$2	$2	$45,329	$50,222	$42,695	$43,712	$451	$451	$4,744	$4,744

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	1,193	2,246	1,192	261	(0)	(0)	-	-
Total Current Liabilities Not Subject to Compromise	-	-	1,193	2,246	1,192	261	(0)	(0)	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	1,193	2,246	1,192	261	(0)	(0)	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	106	106	91	91	49	49	-	-
Pre-petition intercompany payables to other debtors	2	2	35,688	35,688	36,030	36,030	300	300	565	565
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2	2	35,794	35,794	36,122	36,122	348	348	565	565

Total Liabilities	2	2	36,986	38,040	37,313	36,383	348	348	565	565
Equity:
Total Equity	0	0	8,343	12,183	5,382	7,330	103	103	4,179	4,179
Total Liabilities and Equity	$2	$2	$45,329	$50,222	$42,695	$43,712	$451	$451	$4,744	$4,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	289	299	8	-	307	296	358	188	34	51
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	670	-	-	357	670	360	670	447	845
Total Current Assets	646	969	8	-	664	965	719	858	482	896
Vessels and other property, less accumulated depreciation	143	78	-	-	164	89	167	106	345	246
Deferred drydock expenditures, net	2,793	2,331	-	-	2,195	1,714	2,489	1,739	-	782
Total Vessels, Deferred Drydock and Other Property	2,936	2,408	-	-	2,359	1,803	2,656	1,845	345	1,028
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,162	35,162	1,150	1,150	35,775	35,774	34,432	34,432	14,892	14,892
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3	3	3	3	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	877	-	59	-	680	-	458	-	-
Other Assets	601	555	-	-	588	538	921	862	2,138	1,914
Total Assets	$39,345	$39,972	$1,157	$1,209	$39,388	$39,762	$38,730	$38,458	$17,860	$18,733

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	990	269	-	-	1,268	326	1,881	309	1,207	390
Total Current Liabilities Not Subject to Compromise	990	269	-	-	1,268	326	1,881	309	1,207	390

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	577
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,875	6,671	-	-	5,458	6,253	5,016	5,812	-	-
Total Liabilities Not Subject to Compromise	6,865	6,940	-	-	6,726	6,580	6,897	6,121	1,207	967

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	96	96	-	-	95	95	98	98	97	97
Pre-petition intercompany payables to other debtors	33,329	33,329	932	932	31,967	31,966	33,285	33,285	8,451	8,451
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,425	33,425	932	932	32,062	32,061	33,383	33,383	8,549	8,549

Total Liabilities	40,289	40,365	932	932	38,788	38,640	40,280	39,505	9,755	9,516
Equity:
Total Equity	(944)	(393)	225	277	600	1,122	(1,551)	(1,046)	8,104	9,217
Total Liabilities and Equity	$39,345	$39,972	$1,157	$1,209	$39,388	$39,762	$38,730	$38,458	$17,860	$18,733

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	211	211	119	139	30	54	-	-	211	211
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	357	670	448	848	-	-	-	-
Total Current Assets	211	211	476	809	477	902	-	-	211	211
Vessels and other property, less accumulated depreciation	-	-	51	36	244	134	-	-	-	-
Deferred drydock expenditures, net	-	-	209	2,147	891	564	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	260	2,183	1,134	698	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	973	-	-	-	-
Other Assets	-	-	1,189	1,071	1,246	1,125	-	-	66	68
Total Assets	$3,928	$3,928	$43,418	$45,555	$42,113	$42,954	$383	$383	$875	$877

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	11	-	1,043	755	1,239	335	-	-	-	-
Total Current Liabilities Not Subject to Compromise	11	-	1,043	755	1,239	335	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	16	-	2,044	-	-	-	-	-	2
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,570	5,365	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	11	16	5,613	8,164	1,239	335	-	-	-	2

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	498	503	42,430	44,981	36,507	35,604	378	378	940	942
Equity:
Total Equity	3,430	3,425	987	574	5,606	7,350	4	4	(65)	(65)
Total Liabilities and Equity	$3,928	$3,928	$43,418	$45,555	$42,113	$42,954	$383	$383	$875	$877

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	-	10	3
Other receivables	222	222	-	-	-	-	188	195	51	23
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	200	443	862
Total Current Assets	222	222	-	-	7	-	436	395	504	888
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	236,785	219	200
Deferred drydock expenditures, net	-	-	-	-	-	-	235	290	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	237,075	219	200
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424	4,190	4,190
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	23,965	-	4,051
Other Assets	-	-	-	-	-	-	88	127	3,469	3,310
Total Assets	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$357,991	$8,387	$12,644

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	(1)	-	-	5	-	3,003	792	1,186	2,309
Total Current Liabilities Not Subject to Compromise	18	(1)	-	-	5	-	3,003	792	1,186	2,309

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	29	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	28	-	-	5	-	3,003	792	1,186	2,309

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110	-	-
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866

Total Liabilities	6,269	6,278	7	7	6,025	6,021	161,573	159,361	8,052	9,175
Equity:
Total Equity	4,616	4,607	2	2	1,111,770	1,150,424	179,876	198,630	334	3,469
Total Liabilities and Equity	$10,885	$10,885	$9	$9	$1,117,796	$1,156,444	$341,448	$357,991	$8,387	$12,644

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	0	2,457	2,677	1,407	1,344	1,982	306	1,168	77
Other receivables	(30)	76	21	12	10	41	-	345	(5)	553
Inventory	-	-	-	-	421	404	248	-	359	-
Prepaid expenses and other current assets	358	670	29	83	27	73	282	(0)	282	0
Total Current Assets	328	746	2,507	2,772	1,865	1,862	2,512	651	1,804	629
Vessels and other property, less accumulated depreciation	9	8	35,337	33,760	24,544	9,254	-	-	-	-
Deferred drydock expenditures, net	309	264	1,450	1,189	1,497	1,209	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	318	272	36,787	34,949	26,041	10,463	-	-	-	-
Investments in Affiliated Companies	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	6,480	-	2,393	-	1,686	-	955	-	185
Other Assets	1,584	1,423	-	25	(40)	107	(1)	(7)	(3)	-
Total Assets	$43,952	$50,643	$78,059	$78,905	$41,675	$27,927	$23,264	$22,350	$23,088	$22,101

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,050	2,301	373	384	67	551	84	33	438	9
Total Current Liabilities Not Subject to Compromise	1,050	2,301	373	384	67	551	84	33	438	9

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	4,079	4,874	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,129	7,176	373	384	67	551	84	33	438	9

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	3,557	-	3,589
Total Liabilities Subject to Compromise	29,152	29,152	37,326	37,326	14,519	14,519	24,168	27,725	25,450	29,039

Total Liabilities	34,280	36,327	37,700	37,710	14,586	15,069	24,252	27,758	25,888	29,048
Equity:
Total Equity	9,671	14,316	40,360	41,195	27,089	12,857	(989)	(5,408)	(2,800)	(6,947)
Total Liabilities and Equity	$43,952	$50,643	$78,059	$78,905	$41,675	$27,927	$23,264	$22,350	$23,088	$22,101

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	-	2,373	2,834	2,779	878	598	236	3,110	3,683
Other receivables	11	-	(7)	(4)	9	-	53	51	21	174
Inventory	658	(0)	-	-	-	793	192	0	-	-
Prepaid expenses and other current assets	34	6	29	91	243	185	303	3	75	209
Total Current Assets	1,122	6	2,395	2,921	3,031	1,856	1,147	290	3,206	4,066
Vessels and other property, less accumulated depreciation	-	-	37,449	35,999	-	-	269	-	51,807	51,237
Deferred drydock expenditures, net	-	-	331	198	-	-	387	-	73	2,190
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	36,197	-	-	656	-	51,879	53,428
Investments in Affiliated Companies	-	-	414	414	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	10,179
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	631	-	1,012	-	1,510	-	-	-	-
Other Assets	3	-	(33)	34	-	-	(96)	(9)	(23)	(26)
Total Assets	$52,639	$52,150	$79,279	$79,300	$18,845	$19,180	$54,195	$52,769	$65,241	$67,646

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	14	59	260	367	732	350	82	301	49
Total Current Liabilities Not Subject to Compromise	431	14	59	260	367	732	350	82	301	49

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	517
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,998	-	3,541
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	431	14	59	260	878	732	4,633	2,080	301	4,106

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1
Other liabilities	-	0	-	-	-	2,999	-	8,154	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	22,541	57,566	65,720	6,407	6,407

Total Liabilities	71,941	71,524	33,236	33,436	20,420	23,273	62,199	67,800	6,707	10,513
Equity:
Total Equity	(19,302)	(19,374)	46,044	45,864	(1,576)	(4,093)	(8,004)	(15,030)	58,534	57,133
Total Liabilities and Equity	$52,639	$52,150	$79,279	$79,300	$18,845	$19,180	$54,195	$52,769	$65,241	$67,646

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	24	16	66	452	2,925	4,452	226	-	364	2,551
Other receivables	11	(3)	445	445	61	35	33	(4)	-	335
Inventory	-	-	-	-	-	-	-	-	486	224
Prepaid expenses and other current assets	34	91	2	5	94	219	30	83	119	73
Total Current Assets	69	103	513	902	3,080	4,706	289	79	969	3,183
Vessels and other property, less accumulated depreciation	35,909	34,339	34,354	32,883	47,915	46,215	55,715	54,164	47,696	46,375
Deferred drydock expenditures, net	1,270	1,274	1,392	1,210	1,970	1,573	-	-	-	61
Total Vessels, Deferred Drydock and Other Property	37,179	35,613	35,746	34,094	49,885	47,788	55,715	54,164	47,696	46,436
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	-	-	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,188	-	2,050	-	1,441	-	2,198	-	2,898
Other Assets	(38)	(1)	-	-	(33)	(5)	230	231	-	6
Total Assets	$63,163	$62,858	$76,226	$77,013	$62,770	$63,768	$57,583	$58,021	$96,365	$100,223

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	247	472	652	855	260	217	438	496	30	533
Total Current Liabilities Not Subject to Compromise	247	472	652	855	260	217	438	496	30	533

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	272	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	247	472	652	855	260	217	438	891	30	533

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	-	-	41,668	41,425	-	-
Total Liabilities Subject to Compromise	24,919	24,919	30,303	30,303	8,952	8,952	57,190	56,946	74,364	74,364

Total Liabilities	25,166	25,391	30,955	31,158	9,212	9,169	57,627	57,837	74,394	74,897
Equity:
Total Equity	37,996	37,466	45,271	45,856	53,559	54,599	(44)	184	21,971	25,326
Total Liabilities and Equity	$63,163	$62,858	$76,226	$77,013	$62,770	$63,768	$57,583	$58,021	$96,365	$100,223

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$4	$-	$-	$-	$-
Voyage receivables	1,537	1,057	1,417	1,105	1,727	1,471	1,549	929	2,047	2,662
Other receivables	(4)	17	16	107	10	(15)	3	43	(16)	(5)
Inventory	-	799	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	240	242	47	144	23	116	240	273	29	82
Total Current Assets	1,773	2,115	1,480	1,355	1,770	1,576	1,792	1,245	2,061	2,739
Vessels and other property, less accumulated depreciation	935	810	22,496	21,633	42,556	40,251	1,040	907	34,297	32,813
Deferred drydock expenditures, net	4	134	1,887	1,548	1,389	1,045	(0)	873	1,564	1,750
Total Vessels, Deferred Drydock and Other Property	938	944	24,384	23,181	43,945	41,295	1,040	1,780	35,861	34,563
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	703	703
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	376	-	-	-	-	-	2,108
Other Assets	10	(43)	66	87	156	176	15	(33)	(12)	(9)
Total Assets	$8,663	$8,957	$35,909	$34,979	$57,301	$54,477	$8,687	$8,833	$56,046	$57,536

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	660	220	81	1,282	466	44	231	57	389
Total Current Liabilities Not Subject to Compromise	45	660	220	81	1,282	466	44	231	57	389

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	466	-	-	-	-
Post-petition intercompany payables to other debtors	-	244	-	-	-	862	-	609	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	905	220	81	1,282	1,795	44	840	57	389

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,974	19,866	19,866	12,130	12,130	5,014	5,014
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0	9,736	9,736
Other liabilities	-	11,746	-	0	37,043	36,826	-	10,192	-	-
Total Liabilities Subject to Compromise	11,884	23,630	34,990	34,990	63,058	62,841	12,130	22,322	14,750	14,750

Total Liabilities	11,929	24,535	35,210	35,071	64,340	64,636	12,174	23,161	14,807	15,139
Equity:
Total Equity	(3,266)	(15,578)	699	(92)	(7,038)	(10,159)	(3,487)	(14,329)	41,238	42,397
Total Liabilities and Equity	$8,663	$8,957	$35,909	$34,979	$57,301	$54,477	$8,687	$8,833	$56,046	$57,536

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation		Suezmax International Agencies, Inc.		Talara Chartering Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	459	1,104	1,715	1,094	19	16	14,133	7,669	1,692	909
Other receivables	6	48	33	39	-	-	522	2	26	566
Inventory	-	-	598	543	-	-	-	-	-	-
Prepaid expenses and other current assets	41	105	220	64	241	465	1,416	438	639	5
Total Current Assets	506	1,257	2,565	1,740	260	481	16,071	8,109	2,357	1,479
Vessels and other property, less accumulated depreciation	21,356	20,510	32,130	31,186	-	-	-	-	1,068	-
Deferred drydock expenditures, net	1,279	953	(2)	22	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	22,635	21,463	32,128	31,208	-	-	-	-	1,068	-
Investments in Affiliated Companies	-	-	-	-	-	-	2,864	-	542	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	8,513	8,105	19,977	19,977	8,855	8,855	35,592	35,592	11,095	11,095
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	486	486	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	3,229	-	-	-	5,424	-	633
Other Assets	37	42	-	(20)	-	1	-	-	(20)	18
Total Assets	$31,690	$30,867	$54,673	$56,136	$9,116	$9,337	$55,012	$49,610	$15,042	$13,225

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	743	214	148	840	240	460	616	78	53	200
Total Current Liabilities Not Subject to Compromise	743	214	148	840	240	460	616	78	53	200

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	60	-	-	-	22	-	64	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	633	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	563	-	-	-
Total Liabilities Not Subject to Compromise	743	274	148	840	240	482	1,179	142	686	200

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	978	-	-	-
Pre-petition intercompany payables to non-debtors	5,769	5,769	17,088	17,088	8,852	8,852	54,430	54,430	21,873	21,873
Pre-petition intercompany payables to other debtors	80	80	7	7	-	-	2,592	2,592	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	23,010
Total Liabilities Subject to Compromise	5,849	5,849	17,095	17,095	8,852	8,852	58,000	57,022	21,874	44,884

Total Liabilities	6,592	6,123	17,243	17,935	9,091	9,333	59,179	57,164	22,560	45,083
Equity:
Total Equity	25,098	24,744	37,429	38,202	24	4	(4,167)	(7,554)	(7,518)	(31,858)
Total Liabilities and Equity	$31,690	$30,867	$54,673	$56,136	$9,116	$9,337	$55,012	$49,610	$15,042	$13,225

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	3,339	4,230	-	-	173	98	-	-
Other receivables	-	-	18	16	-	-	13	31	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	92	221	-	-	344	2	-	-
Total Current Assets	-	-	3,449	4,467	-	-	531	132	-	-
Vessels and other property, less accumulated depreciation	-	-	50,753	48,832	-	-	1,101	-	-	-
Deferred drydock expenditures, net	-	-	1,950	1,613	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	52,703	50,445	-	-	1,101	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	350	-	-	-	-	-	-
Other Assets	-	-	(6)	(11)	-	-	(35)	(15)	-	-
Total Assets	$105,125	$105,125	$66,470	$65,574	$295	$295	$31,953	$30,472	$58,765	$58,765

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	326	166	-	-	68	512	-	-
Total Current Liabilities Not Subject to Compromise	-	-	326	166	-	-	68	512	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	216	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	708	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	326	166	-	-	776	728	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	-	-	-	-	23,598	-	-
Total Liabilities Subject to Compromise	-	-	8,494	8,494	211	211	47,096	70,693	58,345	58,345

Total Liabilities	-	-	8,821	8,660	211	211	47,872	71,421	58,345	58,345
Equity:
Total Equity	105,125	105,125	57,649	56,914	85	85	(15,919)	(40,949)	420	420
Total Liabilities and Equity	$105,125	$105,125	$66,470	$65,574	$295	$295	$31,953	$30,472	$58,765	$58,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,574	1,315	-	-	2,869	640	-	-	753	45
Other receivables	-	-	13	13	-	16	-	-	2	400
Inventory	-	-	-	-	-	(0)	-	-	169	-
Prepaid expenses and other current assets	243	216	-	-	186	345	-	-	272	1
Total Current Assets	1,817	1,531	13	13	3,055	1,001	-	-	1,196	446
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	553	-	-	-	1,809	-	-	-	274
Other Assets	(9)	1	87	87	54	54	-	-	-	-
Total Assets	$21,448	$21,726	$5,179	$5,179	$10,432	$10,187	$21,117	$21,117	$25,757	$25,280

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	27	20	20	20	764	25	-	-	549	52
Total Current Liabilities Not Subject to Compromise	27	20	20	20	764	25	-	-	549	52

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	26	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	500	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	526	20	20	46	1,275	25	-	-	549	52

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	3,176	-	-	-	3,098	-	-	-	2,457
Total Liabilities Subject to Compromise	23,604	26,780	2,136	2,136	11,440	14,538	14,490	14,490	25,618	28,075

Total Liabilities	24,131	26,800	2,156	2,182	12,715	14,562	14,490	14,490	26,167	28,128
Equity:
Total Equity	(2,683)	(5,074)	3,023	2,997	(2,283)	(4,375)	6,627	6,627	(410)	(2,847)
Total Liabilities and Equity	$21,448	$21,726	$5,179	$5,179	$10,432	$10,187	$21,117	$21,117	$25,757	$25,280

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 166 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$555,460	$-	$-	$398,725	$555,460
Voyage receivables	-	-	168,830	143,896	-	-	168,830	143,896
Other receivables	10	10	48,974	39,959	-	-	48,974	39,959
Inventory	-	-	14,150	15,037	-	-	14,150	15,037
Prepaid expenses and other current assets	-	-	46,596	39,522	-	-	46,596	39,522
Total Current Assets	10	10	677,274	793,874	-	-	677,274	793,874
Vessels and other property, less accumulated depreciation	-	-	3,147,915	2,786,857	1	1	3,147,915	2,786,858
Deferred drydock expenditures, net	-	-	73,898	59,417	-	-	73,898	59,417
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	2,846,275	1	1	3,221,813	2,846,275
Investments in Affiliated Companies	-	-	247,664	300,067	-	-	247,664	300,067
Intangible Assets, less accumulated amortization	-	-	72,413	68,722	-	-	72,413	68,722
Goodwill	-	-	9,668	9,668	-	-	9,668	9,668
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,284,205)	(5,322,862)	147,914	147,921
Intercompany loans receivable and accrued interest	-	-	448,108	433,705	(359,840)	(377,976)	88,268	55,729
Pre-petition intercompany receivables from debtors	51	51	5,843,696	5,878,705	(5,843,696)	(5,878,705)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,233,404	-	-	2,233,518	2,233,404
Post-petition intercompany receivables from non-debtors	-	-	-	9,177	-	-	-	9,177
Post-petition Intercompany receivables from debtors	-	-	-	426,385	-	(426,385)	-	-
Other Assets	-	-	20,819	20,127	30	30	20,849	20,157
Total Assets	$61	$61	$18,207,092	$18,490,890	$(11,487,710)	$(12,005,897)	$6,719,382	$6,484,993

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	0	73,627	431,230	62	62	73,689	431,292
Total Current Liabilities Not Subject to Compromise	0	0	73,627	431,230	62	62	73,689	431,292

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	144,114	-	(144,114)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	38,379	-	-	-	38,379
Post-petition intercompany payables to other debtors	-	-	-	426,385	-	(426,385)	-	0
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	-	-	752,534	402,029	-	-	752,534	402,029
Total Liabilities Not Subject to Compromise	0	0	831,618	1,442,137	62	(570,437)	831,680	871,701

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,346	(359,840)	(233,862)	16,484	16,484
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,142,541	-	-	2,142,541	2,142,541
Pre-petition intercompany payables to other debtors	-	-	5,843,696	5,878,705	(5,843,696)	(5,878,705)	-	(0)
Other liabilities	-	-	2,627,704	2,825,465	-	-	2,627,704	2,825,465
Total Liabilities Subject to Compromise	-	-	10,990,264	11,097,057	(6,203,536)	(6,112,567)	4,786,729	4,984,490

Total Liabilities	0	0	11,821,883	12,539,195	(6,203,474)	(6,683,004)	5,618,409	5,856,191
Equity:
Total Equity	61	61	6,385,210	5,951,695	(5,284,236)	(5,322,893)	1,100,973	628,803
Total Liabilities and Equity	$61	$61	$18,207,092	$18,490,890	$(11,487,710)	$(12,005,897)	$6,719,382	$6,484,993

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 167 of 168

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and July 31, 2013

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
(000s)	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013	November 13, 2012	July 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$38,950	$-	$-	$477,973	$594,410
Voyage receivables	2,923	1,917	-	-	171,753	145,813
Other receivables	10,321	(11,256)	-	-	59,295	28,703
Inventory	-	-	-	-	14,150	15,037
Prepaid expenses and other current assets	40	519	-	-	46,636	40,041
Total Current Assets	92,533	30,130	-	-	769,807	824,004
Vessels and other property, less accumulated depreciation	(12,092)	(11,291)	-	-	3,135,823	2,775,567
Deferred drydock expenditures, net	-	-	-	-	73,898	59,417
Total Vessels, Deferred Drydock and Other Property	(12,092)	(11,291)	-	-	3,209,721	2,834,984
Investments in Affiliated Companies	300	300	-	-	247,964	300,367
Intangible Assets, less accumulated amortization	242	229	-	-	72,655	68,951
Goodwill	(79)	(79)	-	-	9,589	9,589
Investments in subsidiaries	-	-	(147,914)	(147,921)	-	-
Intercompany loans receivable and accrued interest	16,484	16,484	(104,752)	(72,213)	-	-
Pre-petition intercompany receivables from debtors	2,142,541	2,142,541	(2,142,541)	(2,142,541)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	(2,233,518)	(2,233,404)	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	(9,177)	-	-
Post-petition Intercompany receivables from debtors	-	38,379	-	(38,379)	-	-
Other Assets	(271)	93	-	-	20,579	20,251
Total Assets	$2,239,657	$2,216,787	$(4,628,725)	$(4,643,635)	$4,330,315	$4,058,146

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	19,478	28,355	-	-	93,170	459,647
Total Current Liabilities Not Subject to Compromise	19,478	28,355	-	-	93,170	459,647

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	88,268	55,729	(88,268)	(55,729)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	(38,379)	-	-
Post-petition intercompany payables to other debtors	2,233,518	2,242,581	(2,233,518)	(2,242,581)	-	0
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	6,201	4,565	-	-	758,736	406,594
Total Liabilities Not Subject to Compromise	2,347,466	2,331,230	(2,321,786)	(2,336,689)	857,363	866,241

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	(16,484)	(16,484)	-	-
Pre-petition intercompany payables to non-debtors	-	-	(2,142,541)	(2,142,541)	-	-
Pre-petition intercompany payables to other debtors	-	-	-	0	-	-
Other liabilities	-	-	-	-	2,627,703	2,825,466
Total Liabilities Subject to Compromise	-	-	(2,159,025)	(2,159,025)	2,627,703	2,825,466

Total Liabilities	2,347,466	2,331,230	(4,480,811)	(4,495,714)	3,485,066	3,691,707
Equity:
Total Equity	(107,809)	(114,443)	(147,914)	(147,921)	845,249	366,439
Total Liabilities and Equity	$2,239,657	$2,216,787	$(4,628,725)	$(4,643,635)	$4,330,315	$4,058,146

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 168 of 168